Exhibit 10.2

EXECUTION VERSION

INTERCREDITOR AGREEMENT

Among

TRU EUROPE LIMITED,

CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY HERETO,

TRU IBERIA HOLDINGS 1, S.L.U. (FORMERLY KNOWN AS NUTLEY, S.L.U.),

CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY HERETO

TRU AUSTRALIA HOLDINGS, LLC,

and

CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY HERETO,

as the Grantors

DEUTSCHE BANK AG NEW YORK BRANCH,

as First Lien Collateral Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Trustee, as Second Priority Representative for the

Second Priority Debt Parties,

and

each additional Representative from time to time party hereto dated as of August 16, 2016

i

ii

iii

INTERCREDITOR AGREEMENT, dated as of August 16, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time, this “Agreement”), among Deutsche Bank AG New York Branch, as Representative for certain of the Senior Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), Wilmington Trust, National Association, as Collateral Trustee, as Representative for certain of the Second Priority Debt Parties (in such capacity and together with its successors in such capacity, the “Collateral Trustee”), and each other Representative that from time to time becomes a party hereto pursuant to Section 12.09, TRU Europe Limited (the “European Parent Guarantor”), TRU Iberia Holdings 1, S.L.U. (formerly known as Nutley, S.L.U.) (the “Spanish Parent Guarantor”), TRU Australia Holdings, LLC (the “Australian Parent Guarantor”), Toys “R” Us (UK) Limited (the “UK Holdco”), Toys “R” Us Limited (“Toys UK” and together with the UK Holdco, the “U.K. Borrowers”), Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026) (the “Australian Borrower”), Toys “R” Us GmbH (the “German Borrower”), Toys “R” Us Iberia, S.A.U. (the “Spanish Borrower” and, together with the U.K. Borrowers, the Australian Borrower and the German Borrower, collectively, the “Borrowers”, and individually, a “Borrower”), TRU (UK) H7 Limited (“Midco1”), TRU (UK) H8 Limited (“Midco2”), Toys “R” Us Holdings Limited (“TRU Holdings”), Toys “R” Us Financial Services Limited (“TRU Financial Services”), Toys “R” Us Properties Limited (“TRU Properties”), TRU (UK) H4 Limited (“TRU H4”), TRU (France) Finance Ltd. (“TRU France Finance”), TRU (France) Holdings Ltd. (“TRU France Holdings” and, together with the European Parent Guarantor, Midco1, Midco2, the Australian Parent Guarantor, TRU Holdings, TRU Financial Services, TRU Properties, TRU H4 and TRU France Finance, collectively the “U.K. Guarantors”), Babies “R” Us (Australia) Pty Ltd (ABN 56 073 394 117) (“Babies “R” Us (Australia)”), Toys “R” Us SARL (“Toys SARL”), TRU (BVI) Finance II, Ltd. (the “BVI Guarantor”), TRU (UK) H6, LLC (the “U.S. Guarantor”), TRU Iberia Holdings 2, S.L.U. (formerly known as Avenal Investment, S.L.) (“Midco4”, together with the Spanish Parent Guarantor, the “Spanish Guarantors”), and the other Grantors (as defined below) from time to time party hereto.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Collateral Agent (for itself and on behalf of the Senior Secured Parties), each additional Senior Representative party hereto (for itself and on behalf of the Additional Senior Debt Parties under the applicable Additional Senior Debt Facility) and the Second Priority Representative (for itself and on behalf of the Second Priority Debt Parties) agree as follows:

ARTICLE I

Definitions

Section 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein, until the Discharge of the Senior Obligations, have the meanings set forth in the First Lien Credit Agreement or, if defined in the UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Acceleration Event” means:

(a) in relation to a Senior Facility, the Senior Representative in relation thereto has exercised any acceleration right to demand (or any acceleration provision being automatically invoked which requires) repayment of any Senior Obligations outstanding thereunder, in each case under and in accordance with the terms of the relevant Senior Financing Agreement following the occurrence of an Event of Default which is continuing (in each case other than placing amounts on demand or cancelling undrawn commitments, but including making a demand for repayment of amounts placed on demand); or

(b) in relation to a Second Priority Financing Agreement, the Second Priority Representative in relation thereto has exercised any acceleration right to demand (or any acceleration provision being automatically invoked which requires) repayment of any Second Priority Debt outstanding thereunder, in each case under and in accordance with the terms of the related Second Priority Financing Agreement following the occurrence of an Event of Default which is continuing (in each case other than placing amounts on demand or cancelling undrawn commitments, but including making a demand for repayment of amounts placed on demand).

“Additional Grantor Joinder Agreement” has the meaning assigned to such term in Section 12.07.

“Additional Second Priority Debt” means any Indebtedness that is issued, incurred or guaranteed by any Borrower and/or any Grantor (other than Indebtedness constituting Initial Second Priority Debt), which Indebtedness and guarantees (i) are secured on a junior lien basis to the Senior Obligations and secured by the Second Priority Collateral (or any portion thereof) (and which is not secured by Liens on any assets of any Borrower or any other Grantor other than (A) the Second Priority Collateral or (B) assets which are not included in the Senior Collateral) and (ii) secure the obligation (including guarantee obligations) to pay principal, interest, letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Second Priority Debt Document (including interest, fees and other amounts, if any, that accrue after the commencement by or against any Borrower or any other Grantor of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts, if any, are allowed claims in such proceeding); provided, however, that such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Second Priority Debt Document.

“Additional Second Priority Debt Documents” means, with respect to any series, issue or class of Additional Second Priority Debt, the promissory notes, credit agreements, indentures, Second Priority Collateral Documents or other definitive agreements evidencing or governing such Indebtedness and any document evidencing, granting or governing any Lien, guarantee, indemnity or assurance against loss relating to such Indebtedness.

“Additional Second Priority Debt Parties” means with respect to any series, issue or class of Additional Second Priority Debt, the holders of such Indebtedness, the Representative with respect thereto, and the beneficiaries of each indemnification obligation undertaken by the Borrowers or any Guarantor under any related Additional Second Priority Debt Documents.

“Additional Senior Debt” means any Indebtedness that is incurred, issued or guaranteed by any Borrower and/or any other Grantor (other than Indebtedness constituting First Lien Credit Agreement Secured Obligations) which Indebtedness and guarantees are secured by the Senior Collateral (or a portion thereof) on a pari passu basis (but without regard to control of remedies) with the First Lien Credit Agreement Secured Obligations; provided, however, that (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Second Priority Debt Document and (ii) the Representative for the holders of such Indebtedness shall have (A) become party to this Agreement by satisfying the conditions set forth in Section 12.09, and executing a Joinder Agreement in the form of Annex II attached hereto and (B) become a party to any First Lien Intercreditor Agreement; provided further that, if such Indebtedness will be the initial Additional Senior Debt incurred by one or more Borrowers, then the Guarantors, the First Lien Collateral Agent and the Representative for such Indebtedness shall have executed and delivered any First Lien Intercreditor Agreement.

“Additional Senior Debt Documents” means, with respect to any series, issue or class of Additional Senior Debt, the promissory notes, credit agreements, indentures, Senior Collateral Documents or other definitive agreements evidencing or governing such Indebtedness and any document evidencing, granting or governing any Lien, guarantee, indemnity or assurance against loss relating to such Indebtedness.

“Additional Senior Debt Facility” means each series, issue or class of any Additional Senior Debt.

“Additional Senior Debt Obligations” means, with respect to any series, issue or class of Additional Senior Debt, all amounts owing pursuant to the terms of such Additional Senior Debt, including, without limitation, the obligation (including guarantee obligations) to pay principal, interest, letter of credit commissions, reimbursement obligations, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor under any Additional Senior Debt Document (including interest, fees and other amounts, if any, that accrue after the commencement by or against any Borrower or any other Grantor of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts, if any, are allowed claims in such proceeding).

“Additional Senior Debt Parties” means, with respect to any series, issue or class of Additional Senior Debt, the holders of such Indebtedness, the Representative with respect thereto, and the beneficiaries of each indemnification obligation undertaken by the Borrowers or any Guarantor under any related Additional Senior Debt Documents.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Debtor Relief Law.

“Bankruptcy Code” means Title 11 of the United States Code, as now or hereafter in effect.

“Borrowers” has the meaning assigned to such term in the preamble hereto.

“Cash Collateral” means any cash collateral provided by any Guarantor pursuant to cash collateralization of Secured Obligations by such Guarantor.

“Cash Only Creditor” has the meaning assigned to such term in Section 10.04(b).

“Collateral” means the Senior Collateral and the Second Priority Collateral.

“Collateral Documents” means the Senior Collateral Documents and the Second Priority Collateral Documents.

“Collateralize” means to (i) pledge and deposit with or deliver to the Senior Representative, for the benefit of the Senior Secured Parties, or directly with (x) an issuing bank of letters of credit or (y) a guarantee bank of bank guarantees, as collateral for the letters of credit exposure or bank guarantee exposure, as applicable, cash or deposit account balances, (ii) to issue back to back letters of credit for the benefit of the issuing bank of letters of credit or (iii) to issue back to back bank guarantees for the benefit of the guarantee bank of bank guarantees, in each case in accordance with the requirements specified in the applicable Senior Debt Documents and otherwise pursuant to documentation in form and substance reasonably satisfactory to the applicable Senior Representative.

“Collateral Trust Agreement” means that certain agreement, dated as of August 16, 2016, among Tru Taj, LLC, other Grantors from time to time party thereto, Wilmington Trust, National Association as Indenture Trustee, and Wilmington Trust, National Association as Collateral Trustee, as amended, restated, supplemented and/or otherwise modified from time to time.

“Competitive Sales Process” means any auction or other competitive sales process conducted with the advice of a Financial Advisor appointed by, or approved by, the Relevant Designated Representative pursuant to Section 5.10.

“Debt Document” means each of this Agreement, the Senior Debt Documents, the Second Priority Debt Documents, the Senior Collateral Documents, the Second Priority Collateral Documents, any Additional Senior Debt Document and any Additional Second Priority Debt Document.

“Debt Facility” means any Senior Facility and any Second Priority Financing Agreement.

“Debt Financing Agreement” means any Senior Financing Agreement and/or any Second Priority Financing Agreement, as the context requires.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, the United Kingdom’s Insolvency Act 1986, the British Virgin Islands Insolvency Act, 2003, the insolvency provisions of the Corporations Act 2001 (Cth) of Australia and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States, United Kingdom, Australia, Germany or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Designated Second Priority Representative” means the Collateral Trustee and after any Additional Second Priority Debt is incurred that is not subject to the Collateral Trust Agreement, the Second Priority Representative designated from time to time by the Second Priority Majority Representatives, in a notice to the Designated Senior Representative and the Borrowers hereunder, as the “Designated Second Priority Representative” for purposes hereof.

“Designated Senior Representative” means (i) if at any time there is only one Senior Representative for a Senior Facility with respect to which the Discharge of Senior Obligations has not occurred, such Senior Representative and (ii) if at any time there is more than one Senior Representative for a Senior Facility with respect to which the Discharge of Senior Obligations has not occurred, the Senior Representative designated as the “Designated Senior Representative” for purposes of this Agreement in the applicable First Lien Intercreditor Agreement, or if no such designation is made, the Senior Representative granted authority over decisions on exercise of remedies in respect of Collateral under the terms of such First Lien Intercreditor Agreement. The Second Priority Representative shall be entitled to treat the First Lien Collateral Agent as Designated Senior Representative until it receives a written notice from the First Lien Collateral Agent that another Senior Representation shall be the Designated Senior Representative.

“DIP Consent Limit” means 110% of the sum of (i) aggregate outstanding balance of the Senior Obligations on the date the relevant Insolvency or Liquidation Proceeding was commenced plus (ii) the maximum amount of undrawn revolving credit commitments under the Senior Debt Documents (including, for the avoidance of doubt, the face amount of all undrawn Letters of Credit) immediately prior to the commencement of such Insolvency or Liquidation Proceeding (with respect to this clause (ii), without giving effect to any automatic reductions in or terminations of any such revolving credit commitments resulting from the commencement of such Insolvency or Liquidation Proceeding).

“DIP Financing” has the meaning assigned to such term in Section 8.01.

“Discharge” means, with respect to any Shared Collateral and any Debt Facility, the date on which such Debt Facility and the Senior Obligations or Second Priority Debt thereunder, as the case may be, are no longer secured or required to be secured by such Shared Collateral pursuant to the terms of the documentation governing such Debt Facility. The term “Discharged” shall have a corresponding meaning.

“Discharge of First Lien Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the First Lien Credit Agreement Secured Obligations (other than any contingent indemnification obligations for which no claim has been made) with respect to such Shared Collateral (to include, termination or cash collateralization or backstopping (in an amount and manner reasonably satisfactory to the applicable Issuing Lenders, but in no event greater than 105% of the aggregate undrawn face amount) of all Letters of Credit issued under the First Lien Credit Agreement Loan Documents and constituting Senior Obligations); provided that the Discharge of First Lien Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Credit Agreement Secured Obligations with an Additional Senior Debt Facility secured by such Shared Collateral under one or more Additional Senior Debt Documents which has been designated in writing by the First Lien Collateral Agent (under the First Lien Credit Agreement so Refinanced) to the Designated Senior Representative and the Designated Second Priority Representative as the “First Lien Credit Agreement” for purposes of this Agreement.

“Discharge of Senior Obligations” means the occurrence of the Discharge of First Lien Credit Agreement Obligations and the Discharge of each Additional Senior Debt Facility.

“Disposal Obligations” has the meaning assigned to such term in Section 5.01(a).

“Disposed Entity” has the meaning assigned to such term in Section 5.01(a).

“Distressed Disposal” has the meaning assigned to such term in Section 5.01(a).

“Enforcement Action” means:

(a) in respect of any Secured Obligations of any Grantor, (i) the acceleration of any such Secured Obligations or the making of any declaration that any such Secured Obligations are prematurely due and payable (other than as a result of it becoming unlawful for a Secured Party to perform its obligations under, or of any voluntary or mandatory prepayment arising under, any of the Debt Documents) including, without limitation, any guarantee, indemnity or assurance against loss provided by any Grantor in respect of any Secured Obligations becoming due and payable by any Grantor as a result of the acceleration of any Secured Obligations or the making of any declaration that any Secured Obligations are prematurely due and payable; (ii) the making of any declaration that any such Secured Obligations are payable on demand; (iii) the making of a demand in respect of any such Secured Obligation that is payable on demand; (iv) the making of any demand against any Grantor in respect of any guarantee, indemnity or assurance against loss of Grantor granted pursuant to the Debt Documents; (v) the exercise of any right to require any Grantor to acquire any Secured Obligation (including exercising any put or call option against any Grantor for the redemption or purchase of any Secured Obligation but excluding any such right which arises as a result of Section 13.04 of the First Lien Credit Agreement or any other similar or equivalent provision of any of the First Lien Credit Agreement Loan Documents or Second Priority Debt Documents and/or any other Secured Obligations Acquisition or transaction which any Grantor is not prohibited from entering into by the terms of the Senior Debt Documents and the Second Priority Debt Documents and excluding any mandatory offer arising on or as a result of a change of control or asset sale (however described) as set out in the First Lien Credit Agreement or any other similar or equivalent provision of any of the Senior Debt Documents); (vi) the exercise of any right of set off, account combination or payment netting against any Grantor in respect of any Secured Obligations other than the exercise of any such right which is otherwise permitted by the terms of the Senior Debt Documents and the Second Priority Debt Documents; and (vii) the suing for, commencing or joining of any legal or arbitration proceedings against any Grantor to recover any Secured Obligations;

(b) the taking of any steps to enforce or require the enforcement of any Shared Collateral (including the crystallization of any floating charge forming part of the Shared Collateral);

(c) the entering into of any composition, compromise, assignment or similar arrangement with any Grantor which owes any Secured Obligations, or has given any Collateral, guarantee or indemnity or other assurance against loss in respect of the Secured Obligations (other than any assignment or transfer permitted under this Agreement or pursuant to any debt buy-back, tender offer, exchange offer or similar or equivalent arrangement not otherwise prohibited by the Debt Documents); or

(d) the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, examiner, administrator or similar officer) in respect of, the winding up, dissolution, examinership, administration or reorganization of any Grantor which owes any Secured Obligations, or has given any Collateral, guarantee, indemnity or other assurance against loss in respect of any of the Secured Obligations, or any of such Grantor’s assets or any suspension of payments or moratorium of any indebtedness of any such Grantor or any analogous procedure or step in any jurisdiction, provided that the following shall not constitute Enforcement Action:

(i) the taking of any action falling within paragraphs (a)(vii) or (d) above which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Secured Obligations, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods; or

(ii) a Secured Party bringing legal proceedings against any person solely for the purpose of:

(1) obtaining injunctive relief (or any analogous remedy outside England and Wales) to restrain any actual or putative breach of any Debt Document to which it is party;

(2) obtaining specific performance (other than specific performance of an obligation to make a payment) with no claim for damages; or

(3) requesting judicial interpretation of any provision of any Debt Document to which it is party with no claim for damages; or

(iii) bringing legal proceedings against any person in connection with any securities violation, securities or listing regulations or common law fraud; or

(iv) to the extent entitled by law, the taking of any action against any Secured Party (or any agent, trustee or receiver acting on behalf of that Secured Party) to challenge the basis on which any sale or disposal is to take place pursuant to the powers granted to those persons under any relevant documentation; or

(v) any person consenting to, or the taking of any other action pursuant to or in connection with, any merger, consolidation, reorganization or any other similar or equivalent step or transaction initiated or undertaken by any Parent Guarantor or any of their respective Subsidiaries (or any analogous procedure or step in any jurisdiction) that is not prohibited by the terms of the Debt Documents to which it is a party.

“Enforcement Date” means the first date (if any) on which any Enforcement Event occurs in accordance with the terms of this Agreement.

“Enforcement Event” means the occurrence of an Acceleration Event which is continuing.

“Entitled Creditors” has the meaning assigned to such term in Section 10.04(a).

“Event of Default” means any event or circumstance specified as such in any of the Debt Financing Agreements, as the context requires.

“Exposure” has the meaning assigned to such term in Section 11.01(b).

“Fairness Opinion” means, in respect of a transfer, sale or other disposition of Shared Collateral which is a Distressed Disposal, an opinion that the proceeds received or recovered in connection with such disposal are fair from a financial point of view taking into account all relevant circumstances.

“Financial Advisor” means any (a) independent internationally recognized investment bank, (b) independent internationally recognized accountancy firm or (c) other independent internationally recognized professional services firm which is regularly engaged in providing valuations of businesses or financial assets or, where applicable, advising on competitive sales processes involving the sale of businesses.

“First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Administrative Agent under the First Lien Credit Agreement.

“First Lien Credit Agreement” means that certain Second Amended and Restated Syndicated Facility Agreement, dated as of October 15, 2009, as amended and restated as of March 8, 2011, as amended as of March 20, 2013, as amended as of June 28, 2016 and as further amended and restated as of December 18, 2015, among each Parent Guarantor, each Borrower, each Subsidiary of each Parent Guarantor required to executed the First Lien Credit Agreement as a Guarantor, the lenders party thereto from time to time, Deutsche Bank AG New York Branch, as administrative agent, security agent and as facility agent, Deutsche Bank AG New York Branch and Bank of America, N.A., as co-collateral agents, as may be amended, restated, amended and restated, supplemented, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced and/or otherwise modified from time to time.

“First Lien Credit Agreement Loan Documents” means the First Lien Credit Agreement and the other “Credit Documents” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Obligations” means the “Obligations” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Secured Obligations” means, collectively, the “Secured Obligations” and the “French Proceeds Loan Secured Obligations” each as defined in the First Lien Credit Agreement; provided that, all rights of the “French Proceeds Loan Creditors” as defined in the First Lien Credit Agreement shall be deemed to be solely the rights of the Initial First Lien Credit Agreement Secured Parties (excluding, for the avoidance of doubt, the U.K. Borrowers).

“First Lien Intercreditor Agreement” means a customary intercreditor agreement in form and substance reasonably acceptable to the First Lien Collateral Agent and the Borrowers, substantially consistent with this Agreement in all material respects (which shall include adjustments to take into account that the indebtedness subject thereto shall be secured on a pari passu basis with the Senior Obligations), among, inter alios, the First Lien Collateral Agent and one or more collateral agents or representatives for the holders of Additional Senior Debt Obligations, in each case, that is intended to be secured on a pari passu basis with the Senior Obligations.

“First Lien Obligations Amount” means the principal amount of funded Senior Obligations, plus the aggregate principal amount of unfunded commitments under the First Lien Credit Agreement.

“First Lien Security Agreement” means each “Security Document” as defined in the First Lien Credit Agreement.

“Grantors” means the Borrowers, the other Guarantors, and each of their respective Subsidiaries or direct or indirect parent company of the Borrowers, in each case, which has granted a security interest in Shared Collateral pursuant to any Collateral Document to secure any Secured Obligations. The Borrowers and Grantors existing on the date hereof are listed on the signature pages hereto as Grantors.

“Guarantors” means (i) the Guarantors under and as defined in the First Lien Credit Agreement and (ii) any other Subsidiary of a Parent Guarantor which is a provider of a guarantee, indemnity or assurance against loss in respect of any other Senior Obligations or Second Priority Debt.

“Indebtedness” shall mean and includes all obligations that constitute “Indebtedness”, as defined in any Senior Financing Agreement or any Second Priority Financing Agreement.

“Indenture” means that certain Indenture dated as of the date hereof among the Issuers (as defined therein), the other Grantors and Subsidiaries of Toys “R” Us, Inc. party thereto and Wilmington Trust, National Association, as trustee.

“Initial First Lien Credit Agreement Secured Parties” means, collectively, the “Secured Creditors” and the “French Proceeds Loan Agent” each as defined in the First Lien Credit Agreement.

“Initial Second Priority Debt” means any Indebtedness that is issued, incurred or guaranteed by any Borrower and/or any Grantor, under the Indenture, the Notes (as defined in the Indenture) and the Security Documents (as defined in the Indenture), and all obligations thereunder (including obligations to pay principal, interest, charges, expenses, fees, attorneys costs, indemnities and other amounts payable by a Grantor thereunder under (including interest, fees and other amounts, if any, that accrue thereunder after the commencement by or against any Borrower or any other Grantor of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees and other amounts, if any, are allowed claims in such proceeding)); provided, however, that such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each then extant Senior Debt Document and Second Priority Debt Document. The Notes issued on the date hereof shall in any event constitute Initial Second Priority Debt.

“Insolvency Event of Default” means an Event of Default which is continuing under Section 11.01(e), (m), (n) or (o) (Events of Default) of the First Lien Credit Agreement or any equivalent insolvency Event of Default provision under an Additional Senior Debt Facility or any Second Priority Financing Agreement.

“Insolvency or Liquidation Proceeding” means (a) any case commenced by or against any Borrower or any other Grantor under any Debtor Relief Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of any Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to any Borrower or any other Grantor or any similar case or proceeding relative to any Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary; (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to any Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or (c) any other proceeding of any type or nature in which substantially all claims of creditors of any Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims, in each case to the extent constituting an Insolvency Event of Default.

“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex I or Annex II hereof.

“Letter of Credit” means a “Letter of Credit” under, and as defined in, the First Lien Credit Agreement.

“Lien” means any mortgage, pledge, charge, hypothecation, fixed charge, floating charge, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, any lease having substantially the same effect as any of the foregoing (including any subordination arrangement, trust or right of set-off or netting) and any “security interest” as defined in sections 12(1) or (2) of the PPSA but does not include any of the foregoing which is deemed to be a “security interest” only by virtue of section 12(3) of the PPSA if the security interest does not secure payment or performance of an obligation).

“Non-Cash Consideration” means consideration in a form other than cash.

“Non-Cash Recoveries” means (a) any proceeds of any sale, transfer or other disposition of Shared Collateral pursuant to a Distressed Disposal or (b) any amount distributed to the Designated Senior Representative pursuant to Section 6.01 or 8.02, in each case which are, or is, in the form of Non-Cash Consideration.

“Officer’s Certificate” has the meaning assigned to such term in Section 12.08.

“Payment” means, in respect of any Secured Obligations (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Secured Obligations (or other liabilities or obligations).

“Permitted Transaction” has the meaning assigned to such term in Section 5.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“PPSA” means the Personal Property Securities Act 2009 (Cwlth) of Australia.

“Proceeds” means the proceeds of any sale, collection or other liquidation of Shared Collateral (including, without limitation, proceeds of any Enforcement Action in relation to the Shared Collateral and any Distressed Disposal) and any payment or distribution made in respect of Shared Collateral in a Bankruptcy Case and any amounts received by any Senior Representative or any Senior Secured Party from a Second Priority Debt Party in respect of Shared Collateral pursuant to this Agreement.

“Purchase Event” has the meaning assigned to such term in Section 5.07(a).

“Qualified Plan” has the meaning assigned to such term in Section 8.11(b).

“Recovery” has the meaning assigned to such term in Section 8.04.

“Receiving Entity” has the meaning assigned to such term in Section 5.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including, in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Relevant Designated Representative” means, prior to the Discharge of Senior Obligations, the Designated Senior Representative and, on or after the Discharge of Senior Obligations, to the extent any Second Priority Debt is then outstanding, the Designated Second Priority Representative.

“Replacement Senior Obligations” has the meaning assigned to such term in Section 12.10.

“Representatives” means the Senior Representatives and the Second Priority Representatives.

“Required Second Priority Creditors” means, at any time, those Second Priority Debt Parties whose aggregate outstanding principal amount of Second Priority Debt at such time represent more than 50% of the aggregate outstanding principal amount of Second Priority Debt of all Second Priority Debt Parties at such time.

“Required Senior Creditors” means, at any time, those Senior Secured Parties whose aggregate First Lien Obligations Amount at such time represent more than 50% of the aggregate First Lien Obligations Amount of all Senior Secured Parties at such time.

“Requirements of Law” means as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Retained Non-Cash” has the meaning assigned to such term in Section 10.04(b).

“Second Priority Collateral” means any “Collateral” as defined in the Second Priority Financing Agreement of any Borrower or any other Grantor or any other assets of any Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Second Priority Collateral Document as security for any Second Priority Debt.

“Second Priority Collateral Documents” means the “Security Documents” as defined in the Second Priority Financing Agreement and each of the collateral agreements, security agreements and other instruments and documents executed and delivered by any Borrower or any other Grantor for purposes of providing collateral security for any Second Priority Debt.

“Second Priority Debt” means the Initial Second Priority Debt and any Additional Second Priority Debt.

“Second Priority Debt Documents” means the Second Priority Financing Agreements, the Second Priority Collateral Documents, the Additional Second Priority Debt Documents or other operative agreements evidencing or governing such Indebtedness and any document evidencing, granting or governing any Lien, guarantee, indemnity or assurance against loss relating to such Indebtedness.

“Second Priority Debt Parties” means the holders of the Indebtedness under the Second Priority Debt Documents, the Representatives with respect thereto, any trustee or collateral agent or other agent therefor under any related Second Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by any Borrower or any other Grantor under any related Second Priority Debt Documents.

“Second Priority Enforcement Period” means, with respect to each Second Priority Representative, the period commencing with the date which is one hundred and eighty (180) days after the occurrence of both (i) an Event of Default (under and as defined in the relevant Second Priority Debt Document and (ii) the Designated Senior Representative’s and each other Representative’s receipt of written notice from such Second Priority Representative that (x) such Second Priority Representative is the Designated Second Priority Representative and that an Event of Default (under and as defined in the Second Priority Debt Document for which such Second Priority Representative has been named as Representative) has occurred and is continuing and (y) (A) the Second Priority Debt of the series with respect to which such Second Priority Representative is the Second Priority Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Second Priority Debt Document or (B) such Second Priority Debt would be due and payable but for the absence of an acceleration notice (in circumstances where the relevant Second Priority Debt Parties are then permitted, but for the terms of this Agreement, to give such notice under the relevant Second Priority Debt Documents) to such Grantors and such Second Priority Representative intends to accelerate such Second Priority Debt or take another Enforcement Action against a Grantor in respect of such event of default; provided that at any time (1) the Designated Senior Representative has commenced and is diligently pursuing any Enforcement Action with respect to such Shared Collateral or (2) when any Grantor is then a debtor in any Insolvency or Liquidation Proceeding, then such one hundred and eighty (180) day period shall toll during (and shall be extended by) such time and, if the Second Priority Enforcement Period has commenced prior to such time, the Second Priority Enforcement Period shall be stayed during such time; provided further that, enforcement actions shall only be permitted to be taken by the Designated Second Priority Representative after such standstill period if (i) the cash proceeds thereof are sufficient to satisfy all Senior Obligations in full at par and (ii) such enforcement action is consistent with a prompt and expeditious realization of value and is reasonably expected to realize such proceeds meeting the requirements of the proceeding clause (i) within six months.

“Second Priority Financing Agreements” means, (i) the Indenture and the Notes, and (ii) with respect to any series, issue or class of Additional Second Priority Debt, the credit agreements, indentures or other operative agreements evidencing or governing such Indebtedness.

“Second Priority Lien” means the Liens on the Second Priority Collateral in favor of Second Priority Debt Parties under Second Priority Collateral Documents.

“Second Priority Majority Representative” means Second Priority Representatives representing at least a majority of the then aggregate outstanding principal amount of Second Priority Debt.

“Second Priority Representative” means (i) the Collateral Trustee and shall include any successor collateral trustee under the Collateral Trust Agreement and (ii) any agent, trustee or other authorized representative of the holders of the Additional Second Priority Debt that is not subject to the Collateral Trust Agreement.

“Secured Debt Documents” means the Senior Debt Documents and Second Priority Debt Documents.

“Secured Obligations” means the Senior Obligations and the Second Priority Debt. Without limiting the generality of the foregoing, the Secured Obligations of any Borrower or any other Grantor under the Debt Documents (and of their Subsidiaries to the extent they have obligations under the Debt Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, letter of credit fees, reimbursement obligations, charges, expenses, fees (including legal fees and expenses), indemnities and other amounts payable by any Borrower or other Guarantor under any Debt Document, (b) the obligation of any Borrower or other Guarantor to reimburse any amount in respect of any of the foregoing that any Secured Party, in its sole discretion, may elect to pay or advance on behalf of such Guarantor, (c) any refinancing, novation, deferral or extension of such Secured Obligations, (d) any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition, (e) any claim for damages or restitution, (f) any claim as a result of any recovery by any Guarantor of a Payment on the grounds of preference or otherwise and (g) any amounts which would be included in any of the above but for any discharge, non-provability, unenforceability or non-allowance of those amounts in any insolvency or other proceedings.

“Secured Obligations Acquisition” means, in respect of a person and to any Secured Obligations, a transaction where that person (a) purchases by way of assignment or transfer, (b) enters into any sub-participation in respect of, or (c) enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of, the rights and benefits in respect of those Secured Obligations.

“Secured Parties” means the Senior Secured Parties and the Second Priority Debt Parties.

“Senior Collateral” means any “Collateral” as defined in any First Lien Credit Agreement Loan Document or any other Senior Debt Document or any other assets of any Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Collateral Document as security for any Senior Obligations.

“Senior Collateral Documents” means each First Lien Security Agreement, any First Lien Intercreditor Agreement (upon and after the initial execution and delivery thereof by the initial parties thereto) and each of the collateral agreements, security agreements and other instruments and documents executed and delivered by any Borrower or any other Grantor for purposes of providing collateral security for any Senior Obligation.

“Senior Debt Documents” means the First Lien Credit Agreement Loan Documents and any Additional Senior Debt Documents.

“Senior Facilities” means the First Lien Credit Agreement and any Additional Senior Debt Facilities.

“Senior Financing Agreement” means the First Lien Credit Agreement and any credit agreements, indentures or other definitive agreements evidencing or governing any Additional Senior Debt Facility.

“Senior Lien” means the Liens on the Senior Collateral in favor of the Senior Secured Parties under the Senior Collateral Documents.

“Senior Obligations” means the First Lien Credit Agreement Obligations and any Additional Senior Debt Obligations; provided that the aggregate principal amount of debt for borrowed money constituting Senior Obligations shall not exceed the amount of such debt permitted to be incurred in accordance with the terms of the Second Priority Debt Documents.

“Senior Representative” means (i) in the case of any First Lien Credit Agreement Secured Obligations or the Senior Secured Parties, the First Lien Collateral Agent and (ii) in the case of any Additional Senior Debt Facility and the Additional Senior Debt Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Senior Debt Facility that is named as the Representative in respect of such Additional Senior Debt Facility hereunder or in the applicable Joinder Agreement.

“Senior Secured Parties” means (i) the Initial First Lien Credit Agreement Secured Parties and (ii) the Additional Senior Debt Parties.

“Shared Collateral” means Collateral in which the holders of Senior Obligations under at least one Senior Facility (or their Representatives) and the holders of Second Priority Debt under at least one Second Priority Financing Agreement (or their Representatives) hold a security interest at such time (or, in the case of the Senior Facilities, are deemed pursuant to Article II to hold a security interest).

“Subsidiary” means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

“Transferee” has the meaning assigned to such term in Section 5.01(a).

“Uniform Commercial Code” or “UCC” means, unless otherwise specified, the Uniform Commercial Code (or any similar or equivalent legislation) as from time to time in effect in the relevant jurisdiction.

Section 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, restated, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

ARTICLE II

Priorities and Subordination

Section 2.01. Subordination. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Second Priority Representative or any Second Priority Debt Parties on the Shared Collateral or of any Liens granted to any Senior Representative or any other Senior Secured Party on the Shared Collateral (or any actual or alleged defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance of such Liens as a fraudulent conveyance or otherwise) and notwithstanding any provision of the UCC, any applicable Requirements of Law, any Second Priority Debt Document or any Senior Debt Document or any other circumstance whatsoever, the Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Financing Agreement, hereby agrees that (a) any Lien on the Shared Collateral securing any Senior Obligations now or hereafter held by or on behalf of any Senior Representative or any other Senior Secured Party or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing any Second Priority Debt and (b) any Lien on the Shared Collateral securing any Second Priority Debt now or hereafter held by or on behalf of any Second Priority Representative or any Second Priority Debt Parties or other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall rank in right or priority and be junior and subordinate in all respects to all Liens on the Shared Collateral securing any Senior Obligations. All Liens on the Shared Collateral securing any Senior Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second Priority Debt for all purposes, whether or not such Liens securing any Senior Obligations are subordinated to any Lien securing any other obligation of any Borrower, any other Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed. The agreements on ranking in this Section 2.01 (Subordination) shall constitute a subordination within the meaning of article 3:277 of the Netherlands Civil Code (Nederlands Burgerlijk Wetboek).

Section 2.02. Nature of Senior Lender Claims. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party represented by it, acknowledges that (a) a portion of the Senior Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Debt Documents and the Senior Obligations may be amended, restated, supplemented or otherwise modified, and the Senior Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Obligations may be increased, in each case, without notice to or consent (to the extent any such amendment, supplement, modification, Refinancing or increase is permitted in accordance with the terms of the Second Priority Debt Documents and this Agreement) by the Second Priority Representatives or the Second Priority Debt Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by (i) any amendment, supplement or other modification, or any Refinancing, of either the Senior Obligations (so long as any such amendment, supplement, modification or Refinancing of the Senior Obligations does not increase the aggregate principal amount of debt for borrowed money constituting Senior Obligations in excess of the amount of such debt permitted to be incurred in accordance with the terms of the Second Priority Debt Documents) or the Second Priority Debt, or any portion thereof or (ii) any action or inaction which any of the Senior Secured Parties or the Second Priority Debt Parties may take or fail to take in respect of the collateral securing the relevant Indebtedness. As between the Borrowers and the other Grantors and the Second Priority Debt Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrowers and the Grantors contained in any Second Priority Debt Document with respect to the incurrence of additional Senior Obligations.

Section 2.03. Prohibition on Contesting Liens. Each of the Second Priority Representatives, for itself and on behalf of each Second Priority Debt Party represented by it, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Senior Obligations held (or purported to be held) by or on behalf of any Senior Representative or any of the other Senior Secured Parties or other agent or trustee therefor in any Senior Collateral, and Senior Representative, for itself and on behalf of each Senior Secured Party represented by it, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing any Second Priority Debt held (or purported to be held) by or on behalf of any Second Priority Representative or any of the Second Priority Debt Parties in the Second Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Representative or any Second Priority Representative to enforce this Agreement (including the priority of the Liens securing the Senior Obligations as provided in Section 2.01) or any of the Senior Debt Documents or the Second Priority Debt Documents.

Section 2.04. [Reserved.]

Section 2.05. Perfection of Liens. Except as set forth in Section 5.05 none of the Senior Representatives or the Senior Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Second Priority Representatives or the Second Priority Debt Parties. The provisions of this Agreement shall not impose on the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, the Second Priority Debt Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable Requirements of Law.

Section 2.06. Certain Cash Collateral. Notwithstanding anything in this Agreement or any other Senior Debt Documents or Second Priority Debt Documents to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Lien Credit Agreement Secured Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the First Lien Collateral Agent pursuant to Section 3, 5 or 15.07 of the First Lien Credit Agreement (or any equivalent successor provision) shall be applied as specified in the First Lien Credit Agreement and will not constitute Shared Collateral.

ARTICLE III

Enforcement

Section 3.01. Exercise of Remedies.

(a) So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, (i) except as provided in clause (ii) below, neither any Second Priority Representative nor any Second Priority Debt Party will (w) take (or join with any Person taking) any Enforcement Action in respect of any Secured Obligations of any Grantor or Shared Collateral in respect of any Second Priority Debt (including, without limitation, any claims for unpaid amounts due to any Second Priority Representative and/or any Second Priority Debt Party by any Grantor), (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral in respect of any Second Priority Debt, including, without limitation, under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement with respect to Shared Collateral to which the Second Priority Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any Enforcement Action in respect of the Senior Collateral or any foreclosure proceeding or action brought with respect to the Senior Collateral by any Senior Representative or any Senior Secured Party in respect of the Senior Obligations, the exercise of any right or remedy by any Senior Representative or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations, including, without limitation, under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Representative or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Senior Collateral under the Senior Debt Documents or otherwise in respect of the Senior

Collateral under the Senior Debt Documents or the Senior Obligations or (z) object to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Obligations and (ii) the Senior Representatives and the Senior Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral without any consultation with or the consent of any Second Priority Representative or any Second Priority Debt Party (but subject always to the provisions of Section 5.01); provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against any Borrower or any other Grantor, any Second Priority Representative may file a claim or statement of interest with respect to the Second Priority Debt under its Second Priority Debt Document against such Borrower or Guarantor (as the case may be), (B) the Second Priority Debt Parties may take any action (not adverse to the Liens on the Shared Collateral securing the Senior Obligations or the rights of the Senior Representatives or the Senior Secured Parties to exercise remedies in respect thereof, or otherwise inconsistent with the terms of this Agreement, including the automatic release of Second Priority Liens provided in Section 5.01(a)) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) any Second Priority Representative and the Second Priority Debt Parties may exercise their rights and remedies as unsecured creditors in respect of a Grantor to the extent provided in Section 5.04, (D) the Second Priority Debt Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Priority Debt Parties or the avoidance of any Second Priority Lien to the extent not inconsistent with the terms of this Agreement (without prejudice to the automatic release of Second Priority Liens provided in Section 5.01(a)), (E) the Designated Senior Representative will (1) use its reasonable efforts to advise the Designated Second Priority Representative at reasonable intervals of the status of any lien enforcement actions conducted by the Designated Senior Representative (provided that the failure of the Designated Senior Representative to so advise the Designated Second Priority Representative shall not impair or affect the Designated Second Priority Representative’s or any Second Priority Debt Party’s obligations to the Designated Senior Representative and the Senior Secured Parties, the Senior Secured Parties’ rights hereunder, the enforceability of this Agreement or any liens created or granted hereby or under any Senior Collateral Document) and (2) prior to foreclosing upon, or otherwise taking Enforcement Action in respect of, all or a material portion of the Shared Collateral, provide the Designated Second Priority Representative with at least five (5) Business Days’ written notice of its intent to commence such foreclosure or other such Enforcement Action, (F) the Designated Second Priority Representative may vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions in respect of a Grantor that are, in each case, solely pursuant to the Bankruptcy Code or other applicable Debtor Relief Law and in accordance with the terms of this Agreement, with respect to the Second Priority Debt and the Shared Collateral, (G) the Second Priority Debt Parties may join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Shared Collateral initiated by any Senior Representative or any Senior Secured Party to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with an Enforcement Action by any Senior

Representative or any Senior Secured Party and (H) solely during the Second Priority Enforcement Period, the Designated Second Priority Representative may exercise or seek to exercise any rights or remedies (including setoff) with respect to any Shared Collateral, Second Priority Debt, or any unpaid amounts due to the Designated Second Priority Representative and/or any Second Priority Debt Party, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), provided, that, the Designated Second Priority Representative will (1) use its reasonable efforts to advise the Designated Senior Representative at reasonable intervals of the status of any lien enforcement actions or Enforcement Action in respect of the Shared Collateral conducted by the Designated Second Priority Representative (provided that the failure of the Designated Second Priority Representative to so advise the Designated Senior Representative shall not impair or affect the Second Priority Debt Parties’ rights hereunder, the enforceability of this Agreement or any liens created or granted hereby or under any Second Priority Collateral Document) and (2) prior to foreclosing upon, or otherwise taking Enforcement Action in respect of, all or a material portion of the Shared Collateral or taking Enforcement Action in respect of the Shared Collateral, provide the Designated Senior Representative with at least five (5) Business Days’ written notice of its intent to commence such foreclosure or Enforcement Action. In exercising rights and remedies with respect to the Senior Collateral as permitted under this Agreement, the Senior Representatives and the Senior Secured Parties may enforce the provisions of the Senior Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. In exercising rights and remedies with respect to the Second Priority Collateral as permitted under this Agreement, the Second Priority Representatives and the Second Priority Secured Parties may enforce the provisions of the Second Priority Debt Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction (or any other relevant law) and of a secured creditor under Debtor Relief Laws of any applicable jurisdiction.

(b) So long as the Discharge of First Lien Credit Agreement Obligations has not occurred, except as expressly provided in the proviso to clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Financing Agreement, agrees that it will not, in the context of its role as secured creditor, take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Shared Collateral in respect of Second Priority Debt. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Credit Agreement Obligations has occurred, except as expressly provided in the proviso to clause (ii) of Section 3.01(a), the sole right of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Second Priority Debt pursuant to the Second Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of First Lien Credit Agreement Obligations has occurred.

(c) Except as provided in the proviso to clause (ii) of Section 3.01(a), so long as the Discharge of the First Lien Credit Agreement Obligations has not occurred (i) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement, agrees that neither such Second Priority Representative nor any such Second Priority Debt Party will take any action that would hinder any exercise of remedies undertaken by any Senior Representative or any Senior Secured Party with respect to the Shared Collateral under the Senior Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral (including any Distressed Disposal), whether by foreclosure or otherwise, and (ii) each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement, will not, and hereby waives, to the fullest extent permitted by law, any and all rights it or any such Second Priority Debt Party may have as a junior lien creditor or otherwise to, (x) object to the manner in which the Senior Representatives or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Representative or any other Senior Secured Party is adverse to the interests of the Second Priority Debt Parties (provided that a Second Priority Representative may object to any such action or failure to act by a Senior Representative or Senior Priority Debt Party which is prohibited by the express terms of this Agreement) or (y) demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable Requirements of Law with respect to the Shared Collateral or any similar rights a junior secured creditor may have under applicable Requirements of Law.

(d) Each Second Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Representatives or the Senior Secured Parties with respect to the Senior Collateral and the Shared Collateral as set forth in this Agreement and the Senior Debt Documents.

(e) Subject to the proviso in clause (ii) of Section 3.01(a), the Designated Senior Representative shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto. Following the Discharge of First Lien Credit Agreement Obligations, the Designated Second Priority Representative who may be instructed by the Second Priority Majority Representatives shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral, and the Designated Second Priority Representative who may be instructed by the Second Priority Majority Representatives shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Second Priority Debt Parties with respect to the Shared Collateral, or of exercising or directing the exercise of any trust or power conferred on the Second Priority Representatives, or for the taking of any other action authorized by the Second Priority Collateral Documents; provided, however, that nothing in this Section 3.01(e) shall impair the right of any Second Priority Representative or other agent or trustee acting on behalf of the Second Priority Debt Parties to take such actions with respect to the Shared Collateral and the Secured Obligations after the Discharge of First Lien Credit Agreement Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement (including the Collateral Trust Agreement) governing the Second Priority Debt Parties or the Second Priority Debt.

(f) None of the Senior Representatives nor any of the other Senior Secured Parties shall be required to marshal any present or future collateral security for any obligations of any Borrower or any Subsidiary to any Senior Representative or any Senior Secured Party under the Senior Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

(g) Notwithstanding anything to the contrary herein, the Designated Second Priority Representative and each Second Priority Debt Parties shall be entitled to bid for or purchase Shared Collateral for cash at any private or judicial foreclosure sale; provided that, the proceeds of such bid are sufficient for, and applied to, the Discharge of First Lien Credit Agreement Obligations in their entirety in accordance with the terms of the Senior Debt Documents.

Section 3.02. Cooperation. Subject to the proviso in clause (ii) of Section 3.01(a), each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Financing Agreement, agrees that, unless and until the Discharge of First Lien Credit Agreement Obligations has occurred, it will not commence, or join with any Person (other than the Senior Secured Parties and the Senior Representatives upon the request of the Designated Senior Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Second Priority Debt Documents or otherwise in respect of the Second Priority Debt.

Section 3.03. Actions upon Breach. Should any Second Priority Representative or any Second Priority Debt Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral or the Secured Obligations (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Representative or other Senior Secured Party (in its or their own name or in the name of any Borrower or any other Grantor) or any Borrower may obtain relief against such Second Priority Representative or such Second Priority Debt Party by injunction, specific performance or other appropriate equitable relief. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Financing Agreement, hereby (i) agrees that the Senior Secured Parties’ damages from the actions of the Second Priority Representatives or any Second Priority Debt Party may at that time be difficult to ascertain and may be irreparable and waives any defense that any Borrower, any other Grantor or the Senior Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (ii) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Representative or any other Senior Secured Party.

ARTICLE IV

Payments

Section 4.01. Application of Proceeds. So long as the Discharge of Senior Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, any Shared Collateral or Proceeds of such Shared Collateral received upon the exercise of any Enforcement Action (including in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of any Enforcement Action (including a Distressed Disposal)) (whether such exercise is in accordance with, or in contravention of, this Agreement) or any Payments, assets or amounts paid or delivered (or are required to be paid or delivered (including upon request)) to the Designated Senior Representative or Relevant Designated Representative pursuant to Section 8.02 or Section 6.01 shall be applied by the Designated Senior Representative to the Senior Obligations in such order as specified in the relevant Senior Debt Documents (including any First Lien Intercreditor Agreement) until the Discharge of Senior Obligations has occurred (which shall include, unless otherwise agreed by the relevant Senior Secured Party, payment of an amount required to cash collateralize outstanding and undrawn Letters of Credit in an amount not to exceed 105% of the undrawn amount thereof). Upon the Discharge of Senior Obligations, each applicable Senior Representative shall deliver promptly to the Designated Second Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Second Priority Representative to the Second Priority Debt in such order as specified in the relevant Second Priority Debt Documents.

Section 4.02. Payments Over. Unless and until the Discharge of Senior Obligations has occurred, any Shared Collateral or Proceeds of the foregoing received by the Second Priority Representative or any Second Priority Debt Party in connection with the exercise of any right or remedy (including setoff) or any Enforcement Action relating to the Shared Collateral (whether such exercise is in accordance with, or in contravention of, this Agreement), or any Payments or other amounts received in connection with the exercise of any Enforcement Action relating to any Grantor in contravention of this Agreement, (subject to Section 8.11) anything received (other than anything received pursuant to a Qualified Plan) in respect of any Second Priority Debt Party’s secured claim in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding, and any other cash or non-cash payment received in respect of any Shared Collateral by or on behalf of the Second Priority Representative or any Second Priority Debt Party, after an Enforcement Action when a Second Priority Enforcement Period is not then in effect, shall be segregated and held in trust or, to the extent the concept of trust is not recognized in the relevant jurisdiction, held on behalf of and for the benefit of and forthwith paid over to the Designated Senior Representative for the benefit of the Senior Secured Parties in the same form as received, with any endorsements reasonably requested by the Designated Senior Representative, or as a court of competent jurisdiction may otherwise direct. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party, hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Debt Party or in the Designated Senior

Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of this Section 4.02, to take any and all action and to execute any and all documents and instruments (at the Grantors’ cost and expense) that may be reasonably requested by the Designated Senior Representative to accomplish the purposes of this Section 4.02, including any endorsements or other instruments of transfer or release. This authorization is coupled with an interest and is irrevocable. Except as expressly provided in this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall be deemed to prohibit the receipt (and retention) by the Designated Second Priority Representative or any Second Priority Debt Party of any payments of interest, principal, premium or fees required by the Second Priority Debt Documents.

ARTICLE V

Other Agreements

Section 5.01. Releases.

(a) In connection with the (x) enforcement or exercise of any rights or remedies with respect to any Shared Collateral by the Relevant Designated Representative (including, without limitation, any sale, transfer or other disposition of any Shared Collateral) or (y) the disposal of an asset of a Guarantor which is (A) being effected at the request of the Relevant Designated Representative in circumstances where the Shared Collateral has become enforceable as a result of an Enforcement Event or (B) being effected after the occurrence of an Enforcement Event, to a person or persons which is, or are not, a Guarantor (together, a “Distressed Disposal”), the Relevant Designated Representative is irrevocably authorized (at the cost of the Grantors in accordance with the terms of the applicable Senior Debt Document or Second Priority Debt Document and without any consent, sanction, authority or further confirmation from the Secured Parties or any Grantor), unless a release or disposal would reasonably likely cause any personal criminal or civil liability (including without limitation according to Sections 30, 43 German Limited Liability Companies Act (GmbHG) of the managing directors of a German limited liability company (GmbH) (or in case of a German limited partnership with a limited liability company as its general partner (GmbH & Co. KG), the managing directors of its general partner, provided that, upon the request of the Relevant Designated Representative, the relevant German entity shall confirm in writing to the Relevant Designated Representative and, if prior to the Discharge of Senior Obligations, the Designated Second Priority Representative, and provide evidence reasonably satisfactory to the Relevant Designated Representative (and, if applicable, the Designated Second Priority Representative), whether any such action is anticipated to result in any personal and/or criminal liability of the relevant managing director(s)): (i) to release (or instruct the applicable security trustee to release) any Liens on any part of the Shared Collateral or any other claim over the asset which is the subject of such action, and, on release of any of the Liens constituting Senior Collateral, the Liens or any other claim over the asset which is the subject of such enforcement or exercise, if any, of any Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement, and the Liens of any Senior Representative that is not the Designated Senior Representative, for itself and on behalf of each Senior Secured Party under its Senior Facility, shall be automatically, unconditionally and simultaneously released to the same extent as the Liens or other claims of the Designated Senior Representative, and the Relevant Designated Representative is irrevocably authorized to execute and deliver or enter into any release of such Liens or claims that may, in the discretion of the Relevant Designated Representative, be considered necessary or reasonably desirable in connection with such releases; it being understood and agreed that for purposes of this Section 5.01(a)(i), upon the commencement of the Second Priority Enforcement Period, the Relevant Designated Representative shall mean the Designated Second Priority Representative regardless of whether the Discharge of Senior Obligations has occurred; (ii) if the asset which is the subject of such action consists of shares in the capital of any Grantor, to release, on behalf of the Senior Secured Parties, Second Priority Debt Parties and the Grantors (x) that Grantor and any subsidiary of that Grantor from all or any part of its Senior Obligations and/or its Second Priority Debt, (y) any Liens granted by that Grantor and any subsidiary of that Grantor over any of its assets, and (z) any other claim of any Senior Secured Party, Second Priority Debt Party or Grantor over that Grantor’s assets or over the assets of any subsidiary of that Grantor; (iii) if the asset which is the subject of such action consists of shares in the capital of a Grantor and the Relevant Designated Representative decides to dispose of the shares in the capital of such Grantor and all or any part of the Senior Obligations and/or Second Priority Debt owed by such Grantor (the “Disposal Obligations”), (x) (if the Relevant Designated Representative does not intend that any transferee of those Disposal Obligations (the “Transferee”) will be treated as a Senior Secured Party and/or Second Priority Debt Party for the purposes of this Agreement), to execute and deliver or enter into any agreement to dispose of all or part of those Disposal Obligations providing that notwithstanding any other provision of any Senior Debt Document, any Second Priority Debt Document or this Agreement, the Transferee shall not be treated as a Senior Secured Party and/or Second Priority Debt Party for the purposes of this Agreement, and (y) (if the Relevant Designated Representative does intend that any Transferee will be treated as a Senior Secured Party and/or Second Priority Debt Party), to execute and deliver or enter into any agreement to dispose of all (and not part only) of the Disposal Obligations owed to the Senior Secured Parties and/or Second Priority Debt Parties, as applicable; and (iv) if the asset which is disposed of consists of shares in the capital of a Grantor (the “Disposed Entity”) and the Relevant Designated Representative decides to transfer to another Grantor (the “Receiving Entity”) all or any part of the Disposed Entity’s obligations or any obligations of any subsidiary of that Disposed Entity in respect of Senior Obligations and/or Second Priority Debt, to dispose of such obligations in respect of such Senior Obligations and/or Second Priority Debt and to execute and deliver or enter into any agreement to (x) agree to the transfer of all or part of the obligations in respect of such Senior Obligations and/or Second Priority Debt on behalf of the Senior Secured Parties, Second Priority Debt Party or Grantors, as the case may be, to which those obligations are owed and on behalf of the Grantors which owe those obligations and (y) to accept the transfer of all or part of the obligations in respect of such Senior Obligations and/or Second Priority Debt on behalf of the Receiving Entity or Receiving Entities to which the obligations in respect of such Second Priority Debt is to be transferred. Each of the Designated Second Priority Representatives, for itself or on behalf of any such Second Priority Debt Parties promptly shall execute and deliver to the Relevant Designated Representative or such Grantor such termination statements, releases and other documents as the Relevant Designated Representative or such Grantor may request to effectively confirm the foregoing releases. In the case of any disposal made pursuant to this Section 5.01(a), the Relevant Designated Representative shall take reasonable care to obtain a fair market price in the prevailing market conditions (though the Relevant Designated Representative shall have no obligation to postpone any such disposal in order to achieve a higher price). The requirement in the immediately preceding sentence shall be satisfied and the Relevant Designated Representative will be taken to have discharged all its obligations in this respect under this Agreement, the other Debt Documents and generally at law if (i) that disposition is made (x) pursuant to any process or proceedings approved or supervised by or on behalf of any court of law, (y) by, at the direction of or under the control of, a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer (or any analogous officer in any relevant jurisdiction) appointed in respect of a Guarantor or the assets of a Guarantor or (z) pursuant to a Competitive Sales Process; or (ii) a Financial Advisor appointed by the Relevant Designated Representative pursuant to Section 5.10 and/or in the case of any enforcement against shares in the capital of any Grantor in accordance with applicable Requirements of Law, has delivered a Fairness Opinion to the Relevant Designated Representative in respect of the applicable disposition or in respect of that enforcement of share capital (in accordance with the applicable Requirements of Law governing that enforcement of share capital) and the Relevant Designated Representative shall use commercially reasonable efforts to procure that a copy of such Fairness Opinion is disclosed to the Second Priority Representative (unless such Representative is at such time the Relevant Designated Representative) on a non-reliance basis.

(b) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement hereby irrevocably constitutes and appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Priority Representative or such Second Priority Debt Party, or in the Designated Senior Representative’s own name, from time to time in the Designated Senior Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or reasonably desirable to accomplish the purposes of Section 5.01(a) including any termination statements, endorsements or other instruments of transfer or release. This appointment is coupled with an interest and irrevocable.

(c) Unless and until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement, hereby consents to the application, whether prior to or after an event of default under any Senior Debt Document of proceeds of Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents, provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Second Priority Representatives or the Second Priority Debt Parties to receive proceeds in connection with the Second Priority Debt not otherwise in contravention of this Agreement.

(d) Notwithstanding anything to the contrary in any Second Priority Collateral Document, in the event the terms of a Senior Collateral Document and a Second Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) to obtain any deposit account control agreement or securities account control agreement, or cause any deposit bank, securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) to hold any item of Shared Collateral on behalf of and for the benefit or (as applicable) in trust for (to the extent such item of Shared Collateral cannot be held on behalf and for the benefit or (as applicable) in trust for multiple parties under applicable Requirements of Law), (vi) to obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) to obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Senior Representative and any Second Priority Representative or Second Priority Debt Party, such Grantor may, until the applicable Discharge of Senior Obligations has occurred, comply with such requirement under the Second Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Representative, subject to Section 5.05.

Section 5.02. Permitted Transactions. Notwithstanding anything to the contrary in any Collateral Document, nothing in any Collateral Document shall operate or be construed so as to prevent any transaction, matter or other step not prohibited by the terms of this Agreement and the Debt Financing Agreements (a “Permitted Transaction”). The Relevant Designated Representative (on behalf of itself and the applicable Secured Parties) hereby agrees (and is irrevocably authorized and instructed to do so without any consent, sanction, authority or further confirmation from any Person) that it shall (at the request and cost of the relevant Grantor or the Borrowers) promptly execute any release or other document and/or take such other action under or in relation to any Debt Document (or any asset subject or expressed to be subject to any Collateral Document) as is requested by the Borrowers in order to complete, implement or facilitate a Permitted Transaction.

Section 5.03. Amendment to Debt Documents.

(a) The Senior Debt Documents may be amended, restated, supplemented and/or otherwise modified in accordance with their terms, and the Indebtedness under the Senior Debt Documents may be Refinanced, in each case, without the consent of any Second Priority Debt Party so long as the aggregate principal amount of debt for borrowed money constituting Senior Obligations does not exceed the amount of such debt permitted to be incurred in accordance with the terms of the Second Priority Debt Documents; provided, however, that, at such time when any Second Priority Debt exists (but not otherwise), without the prior written consent of the Designated Second Priority Representative, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement; provided further, that, it is understood and agreed that nothing in this Agreement shall be deemed to prohibit any voluntary prepayment, mandatory prepayment, or other Payments or Refinancings of Senior Obligations expressly permitted under the terms of the Second Priority Debt Documents.

(b) Without the prior written consent of the Designated Senior Representative, no Second Priority Debt Document may be amended, restated, supplemented or otherwise modified, or entered into, and no Indebtedness under the Second Priority Debt Documents may be Refinanced, to the extent such amendment, restatement, supplement or modification or Refinancing, or the terms of such new Second Priority Debt Document, would (i) contravene the provisions of this Agreement or (ii) cause any Second Priority Financing Agreement to mature or have scheduled amortization payments of principal or payments of principal by any Borrower or Guarantor and/or be subject to mandatory redemption, repurchase, prepayment or sinking fund obligations by, or of, any Borrower or Guarantor (except (x) provisions relating to the prepayment (or offer to prepay) in respect of asset sales, changes of control and other customary events that provide for the prior repayment in full of the Senior Obligations, (y) voluntary prepayment, mandatory prepayment, or other Payments or Refinancings that are permitted under the other Second Priority Financing Agreement and are not restricted by the Senior Debt Documents and (z) provisions in the Second Priority Debt Documents that only effect Persons other than any Borrower or Guarantor), in each case prior to the latest maturity date of any Senior Obligations at the time of such amendment, restatement, supplement or modification or Refinancing; provided that, it is understood and agreed that nothing in this Agreement shall be deemed to prohibit any voluntary prepayment, mandatory prepayment, or other Payments or Refinancings of Second Priority Debt expressly permitted under the terms of the Senior Debt Documents.

(c) Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement, agrees that, where relevant and if reasonably requested by the Designated Senior Representative (i) each Second Priority Collateral Document under its Second Priority Financing Agreement shall include the following language (or language to similar effect reasonably approved by the Designated Senior Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Second Priority Representative pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties, including liens and security interests granted to Deutsche Bank AG New York Branch, as collateral agent, pursuant to or in connection with the Second Amended and Restated Syndicated Facility Agreement, dated as of October 15, 2009, as amended and restated as of March 8, 2011, as amended as of March 20, 2013, as further amended and restated as of December 18, 2015, and as further amended on June 28, 2016 among each Parent Guarantor, each Borrower, each Subsidiary of each Parent Guarantor required to executed the First Lien Credit Agreement as a Guarantor, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent, collateral agent and facility agent and the other parties thereto, as further amended, restated, amended and restated, extended, supplemented and/or otherwise modified from time to time and (ii) the exercise of any right or remedy by the Second Priority Representative hereunder is subject to the limitations and provisions of the Intercreditor Agreement, dated as of August 16, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Intercreditor Agreement”), among, inter alios, Deutsche Bank AG New York Branch, as First Lien Collateral Agent, each Parent Guarantor, each Borrower, each Subsidiary of each Parent Guarantor required to be executed pursuant the First Lien Credit Agreement as a Guarantor and the other parties thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern. Capitalized terms used above but not otherwise defined above have the meanings set forth in the Intercreditor Agreement.”

and (ii) each Second Priority Collateral Document constituting a mortgage, deed of trust or other security interest in real property shall contain such other language as the Designated Senior Representative may reasonably request to reflect the subordination of such Second Priority Collateral Document to the Senior Collateral Document covering such Shared Collateral pursuant to this Agreement.

(d) In the event that each applicable Senior Representative and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Representative, the Senior Secured Parties, any Borrower or any other Grantor thereunder (including the release of any Liens in Senior Collateral) in a manner that is applicable to all Senior Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Second Priority Collateral Document without the consent of any Second Priority Representative or any Second Priority Debt Party and without any action by any Second Priority Representative, any Borrower or any other Grantor; provided, however, that (i) no such amendment, waiver or consent shall (A) remove assets subject to the Second Priority Liens or release any such Liens, except to the extent that such release is permitted or required by Section 5.01(a) and provided that there is a concurrent release of the corresponding Senior Liens or (B) amend, modify or otherwise affect the rights or duties of any Second Priority Representative in its role as Second Priority Representative without its prior written consent and (ii) written notice of such amendment, waiver or consent shall have been given to each Second Priority Representative by the Designated Senior Representative within ten (10) Business Days after the effectiveness of such amendment, waiver or consent.

(e) The Borrowers agree to deliver to each of the Designated Senior Representative and the Designated Second Priority Representative copies of (i) any amendments, supplements or other modifications to the Senior Debt Documents or the Second Priority Debt Documents and (ii) any new Senior Debt Documents or Second Priority Debt Documents promptly after effectiveness thereof.

Section 5.04. Rights as Unsecured Creditors; Judgment Lien Creditors. The Second Priority Representatives and the Second Priority Debt Parties may exercise rights and remedies as unsecured creditors against any Borrower and any other Grantor in accordance with the terms of the Second Priority Debt Documents and applicable Requirements of Law so long as such rights and remedies do not violate any express provision of this Agreement. Prior to an Enforcement Event, nothing in this Agreement shall prohibit the receipt by any Second Priority Representative or any Second Priority Debt Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Priority Debt Documents so long as such receipt is not the direct or indirect result of the exercise in contravention of this Agreement by a Second Priority Representative or any Second Priority Debt Party of rights or remedies as a secured creditor in respect of Shared Collateral. In the event any Second Priority Representative or any Second Priority Debt Party becomes a judgment lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Debt, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Second Priority Debt are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Representatives or the Senior Secured Parties may have with respect to the Senior Collateral.

Section 5.05. Gratuitous Bailee for Perfection.

(a) Each Senior Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and for so long as such Shared Collateral or any such account is in fact in the possession or under the control of such Senior Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral (including, but not limited to, being listed as a secured party on any certificate of title or as an additional insured or a loss payee with respect to the Pledged or Controlled Collateral), the applicable Senior Representative shall also hold such Pledged or Controlled Collateral), or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Second Priority Representatives (such bailment and agency being intended, among other things to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC), in each case solely for the purpose of perfecting the Liens granted under the relevant Second Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b) For so long as any Senior Representative (or its agents or bailees) has Lien filings against intellectual property that is part of the Shared Collateral that are necessary for the perfection of Liens in such Shared Collateral, such Senior Representative agrees to hold such Liens as sub-agent and gratuitous bailee for the relevant Second Priority Representatives and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Second Priority Collateral Documents, subject to the terms and conditions of this Section 5.05.

(c) Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Representatives and the Senior Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Debt Documents as if the Liens under the Second Priority Collateral Documents did not exist. Without limiting the foregoing, nothing herein obligates the Senior Representatives or Senior Secured Parties to maintain such possession, control or other perfection, and none of the Senior Representatives or Senior Secured Parties shall have any duty of care arising from this Article V. The rights of the Second Priority Representatives and the Second Priority Debt Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d) The Senior Representatives and the Senior Secured Parties shall have no obligation whatsoever to the Second Priority Representatives or any Second Priority Debt Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Second Priority Representative for purposes of perfecting the Lien held by such Second Priority Representative, subject to the limitations on such duties set forth in this Section 5.05.

(e) The Senior Representatives shall not have by reason of the Second Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Priority Representative or any Second Priority Debt Party, and each, Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement , hereby waives and releases the Senior Representatives from all claims and liabilities arising pursuant to the Senior Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(f) Upon the Discharge of Senior Obligations, each applicable Senior Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Second Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Senior Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Shared Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any governmental authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Second Priority Representative is entitled to approve any awards granted in such proceeding. The Borrowers and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Senior Representative for loss or damage suffered by such Senior Representative as a result of such transfer to the extent permitted under applicable law and to the extent it would not reasonably likely cause any personal civil or criminal liability of any of the relevant Borrowers’ and other Grantors’ managing directors (or in case of a German limited partnership with a limited liability company as its general partner (GmbH & Co. KG), the managing directors of its general partner provided that, upon the request of the Relevant Designated Representative, the relevant German entity shall confirm in writing to the Relevant Designated Representative and, if prior to the Discharge of Senior Obligations, the Designated Second Priority Representative, and provide evidence reasonably satisfactory to the Relevant Designated Representative (and, if applicable, the

Designated Second Priority Representative), whether any such action is anticipated to result in any personal and/or criminal liability of the relevant managing director(s)) and except for loss or damage suffered by any such Senior Representative as a result of its own willful misconduct, gross negligence, bad faith or material breach of this Agreement, as determined in a final non-appealable judgment of a court of competent jurisdiction. Upon such Discharge of Senior Obligations, each applicable Senior Representative shall, take all other action as reasonably and customarily requested by the Designated Second Priority Representative in connection with the Second Priority Representatives obtaining a first priority interest in the Shared Collateral or as a court of competent jurisdiction may otherwise direct, in each case at the Grantors’ sole cost and expense (but subject, if an event of default existed under any Senior Debt Documents immediately prior to the Discharge of Senior Obligations, to assurances reasonably acceptable to such Senior Representatives that such costs will be paid or reimbursed). The Senior Representatives have no obligations to follow instructions from any Second Priority Representative or any other Second Priority Debt Party in contravention of this Agreement.

Section 5.06. When Discharge of Senior Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or within thirty (30) days after the occurrence of the Discharge of Senior Obligations, any Borrower or any Subsidiary consummates any Refinancing of any Senior Obligations, then such Discharge of Senior Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Obligations) and the applicable agreement governing such Senior Obligations shall automatically be treated as a Senior Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Obligations shall be the Senior Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of the new Senior Representative) and upon the Grantors’ or such new Senior Representative’s written request (detailing which of the following actions are requested), each Second Priority Representative (including the Designated Second Priority Representative) shall promptly, at the Grantors’ sole cost and expense, (a) enter into such documents and agreements, including amendments or supplements to this Agreement, as the Borrowers or such new Senior Representative shall reasonably request in writing in order to provide the new Senior Representative the rights of a Senior Representative contemplated hereby, (b) deliver to such Senior Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all proceeds thereof, held or controlled by such Second Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (c) cooperate with the Grantors and the new Senior Representative in connection with adding such new Senior Representative as a loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) take such actions as may be reasonably requested by any Grantor or such new Senior Representative in order to notify any governmental authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Representative is entitled to approve any awards granted in such proceeding.

Section 5.07. Purchase Right.

(a) Without prejudice to the enforcement of the Senior Secured Parties remedies, the Senior Secured Parties agree that following (i) the acceleration of the Senior Obligations in accordance with the terms of the First Lien Credit Agreement, (ii) the occurrence of an event of default under a Second Priority Debt Document as a result of a failure to make a payment when due of any principal or interest of any Second Priority Debt under the terms of such Second Priority Debt Document or (iii) the commencement of an Insolvency or Liquidation Proceeding (each, a “Purchase Event”), and prior to the thirtieth (30th) day after the Designated Senior Representative providing written notice (a “Purchase Event Notice”) to the Designated Second Priority Representative that a Purchase Event has occurred, one or more of the Second Priority Debt Parties may request, and the Senior Secured Parties hereby offer the Second Priority Debt Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding Senior Obligations outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment of the Senior Obligations and accrued and unpaid interest and fees, without warranty or representation or recourse (except, in the case of the First Lien Credit Agreement, for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption Agreement (as such term is defined in the First Lien Credit Agreement)). Promptly upon receipt of a Purchase Event Notice, the Designated Second Priority Representative shall forward such Purchase Event Notice to the Second Priority Debt Parties. For the avoidance of doubt, the Designated Second Priority Representative’s sole responsibility with respect to the Purchase Right set forth in this Section 5.07 shall be to forward such Purchase Event Notice to the Second Priority Debt Parties.

(b) If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Second Priority Debt Parties exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to the Designated Senior Representative and the exercising Second Priority Debt Party or Second Priority Debt Parties. If none of the Second Priority Debt Parties exercise such right in the event of the Purchase Events described in clauses (i) or (iii) of Section 5.07(a), the Senior Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the Senior Debt Documents and this Agreement. In the event of any dispute among Second Priority Debt Parties in respect of such Purchase Event or the allocation of the Senior Obligations among the Second Priority Debt Parties upon consummation thereof, the Senior Secured Parties shall not be obligated to act pursuant to this Section 5.07 unless provided an instruction by the Designated Senior Representative, and each Senior Secured Party shall be deemed to have performed its obligations pursuant to this Section 5.07 if it acts in accordance with such instruction.

(c) Upon the date of such purchase and sale, the Second Priority Debt Parties that have exercised such option shall, pursuant to documentation in form and substance reasonably satisfactory to the Designated Senior Representative and the exercising Second Priority Debt Party or Second Priority Debt Parties, (i) pay to the Senior Secured Parties as the purchase price therefor the full amount in cash of all the Senior Obligations then outstanding and unpaid (including, without limitation, principal, reimbursement obligations in respect of, if any, letters of credit, obligations in respect of hedges, automatic clearing house services, overdraft lines and other bank products constituting Senior Obligations, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses) at par, (ii) Collateralize, if any, all letters of credit and bank guarantees outstanding under the Senior Debt Documents, (iii) provide to the Designated Senior Representative and the Senior Secured Parties arrangements reasonably satisfactory to the Designated Senior Representative ensuring reimbursement for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any checks or other payments provisionally credited to the Senior Obligations, and/or as to which the Designated Senior Representative or any Senior Secured Party has not yet received final payment and (iv) agree to reimburse the Designated Senior Representative and the Senior Secured Parties in respect of indemnification obligations of the Grantors that are earned or due and payable under the First Lien Credit Agreement Loan Documents. Such purchase price shall be remitted by wire transfer in federal funds to such bank account of the Designated Senior Representative for the ratable account of the Designated Senior Representative and the Senior Secured Parties in New York, New York, as the Designated Senior Representative may designate in writing to the Second Priority Representative for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Second Priority Debt Parties that have exercised such option to the bank account designated by Designated Senior Representative are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by such Second Priority Debt Party to the bank account designated by the Designated Senior Representative are received in such bank account later than 1:00 p.m., New York City time on such Business Day.

(d) Such purchase shall be expressly made without recourse, representation or warranty of any kind by the Designated Senior Representative or any Senior Secured Party as to the Senior Obligations owed to such person or otherwise, except that each such person shall represent and warrant: (i) the amount of the Senior Obligations being sold by it, (ii) that such person has not created any Lien on any Senior Obligation being sold by it that is not removed upon the sale and (iii) that such person has the right to assign Senior Obligations being assigned by it and its assignment is duly authorized.

Section 5.08. Insurance and Condemnation Awards. Unless and until the Discharge of Senior Obligations has occurred, the Designated Senior Representative and the Senior Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Debt Documents, (a) to adjust settlement for any insurance policy covering the Shared Collateral of a Grantor in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral of a Grantor. Unless and until the Discharge of Senior Obligations has occurred, all proceeds of any such policy and any such award, if in respect of the Shared Collateral of a Grantor, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Obligations, to the Designated Senior Representative for the benefit of Senior Secured Parties pursuant to the terms of the Senior Debt Documents including, without limitation, for the purposes of cash collateralization of commitments and Letters of Credit (in an amount not to exceed 105% of the undrawn face amount thereof), (ii) second, after the occurrence of the Discharge of Senior Obligations, to the Designated Second Priority Representative for the benefit of the Second Priority Debt Parties pursuant to the terms of the applicable Second Priority Debt Documents and (iii) third, if no

Second Priority Debt is outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second Priority Representative or any Second Priority Debt Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Designated Senior Representative in accordance with the terms of Section 4.02.

Section 5.09. Non-distressed Releases. Without prejudice to the other rights of the Grantors under this Agreement and for the avoidance of doubt, if requested by the Borrowers in accordance with the terms of the Debt Financing Agreements, the First Lien Collateral Agent, the Designated Second Priority Representative and the Secured Parties shall (at the cost of the relevant Grantor) promptly execute any guarantee, security or other release and/or any amendment, supplement or other documentation relating to the Collateral Documents as contemplated by the terms of the Debt Financing Agreements, which in each case shall be expressly made without recourse, representation or warranty of any kind by the First Lien Collateral Agent, Second Priority Representative or any Secured Party (and each of the First Lien Collateral Agent, the Second Priority Representative and the Designated Senior Representative is authorized to execute, and will promptly execute if requested by the Borrowers, without the need for any further consent, sanction, authority or further confirmation from any Secured Party, any such release or document on behalf of the Secured Parties). When making any request pursuant to this paragraph the Borrowers shall confirm in writing to the First Lien Collateral Agent, the Designated Second Priority Representative or, as the case may be, the Designated Senior Representative that such request is in accordance with the terms of the Debt Financing Agreements and such person shall be entitled to rely on that confirmation for all purposes under the Secured Debt Documents.

Section 5.10. Appointment of Financial Advisor. (a) The Relevant Designated Representative may engage or approve the engagement of (in each case on such terms as it may consider appropriate (including, without limitation, and subject to clause (iv) of the last sentence of Section 5.01(a) above, restrictions on that Financial Advisor’s liability and the extent to which any advice, valuation or opinion may be relied on or disclosed), pay for and rely on the services of, a Financial Advisor to provide advice, a valuation or a fairness opinion in connection with a Distressed Disposal which is (i) a transfer, sale or other disposition of Shared Collateral or the application or distribution of any proceeds of any such sale or disposition or (ii) any amount of Non-Cash Consideration which is subject to Section 4.02.

(b) For the purposes of paragraph (a) above, the Relevant Designated Representative shall act on the instructions of (x) prior to the Discharge of Senior Obligations, the Required Senior Creditors or (y) after the Discharge of Senior Obligations, the Required Second Priority Creditors or, if all Second Priority Debt is subject to the Collateral Trust Agreement, the Collateral Trustee.

ARTICLE VI

Claims Against Grantors upon an Enforcement Event

Section 6.01. Proceeds of Claims Following an Enforcement Event.

(a) In respect of any Grantor in respect of which an Insolvency or Liquidation Proceeding has commenced and an Enforcement Event has occurred and is continuing, the Secured Parties and any Grantor entitled to receive a distribution out of the assets of that Grantor in respect of Secured Obligations owed to that Person shall, to the extent it is able to do so, direct the Person responsible for the distribution of the assets of that Grantor to pay that distribution to the Relevant Designated Representative. The Relevant Designated Representative shall apply distributions paid to it hereunder in accordance with Section 4.01.

(b) To the extent that any Grantor’s Obligations are discharged by way of set off (mandatory or otherwise) after the commencement of an Insolvency or Liquidation Proceeding in respect of such Grantor (and provided an Enforcement Event has occurred and is continuing), any Grantor which benefited from that set off shall pay an amount equal to the amount of the Secured Obligations owed to it which are discharged by that set off to the Relevant Designated Representative for application in accordance with Section 4.01.

(c) In respect of any Grantor in respect of which an Insolvency or Liquidation Proceeding has commenced and an Enforcement Event has occurred and is continuing, if the Relevant Designated Representative or any Secured Party receives a distribution in a form other than in cash in respect of any of the Secured Obligations, the Secured Obligations will not be reduced by that distribution until and except to the extent that the realization proceeds are actually applied towards the Secured Obligations.

(d) After an Insolvency or Liquidation Proceeding has commenced and an Enforcement Event has occurred and is continuing in respect of a Grantor, each Secured Creditor irrevocably authorizes the Relevant Designated Representative on its behalf, to: (i) take any Enforcement Action (in accordance with the terms of this Agreement) against that Grantor; (ii) demand, sue, prove and give receipt for any or all of that Grantor’s Secured Obligations; (iii) collect and receive all distributions on, or on account of, any or all of that Grantor’s Secured Obligations; and (iv) file claims, take proceedings and do all other things the Relevant Designated Representative considers reasonably necessary to recover that Grantor’s Secured Obligations. The Relevant Designated Representative shall apply distributions paid to it hereunder in accordance with Section 4.01

(e) If an Insolvency or Liquidation Proceeding has commenced and an Enforcement Event has occurred and is continuing in respect of a Grantor, each Secured Party will: (i) do all things that the Relevant Designated Representative requests in order to give effect to this Section; and (ii) if the Relevant Designated Representative is not entitled to take any of the actions contemplated by this Section or if the Relevant Designated Representative requests that any Grantor and/or Secured Party take that action, undertake that action itself in accordance with the instructions of the Relevant Designated Representative or grant a power of attorney to the Relevant Designated Representative (on such terms as the relevant entity may reasonably require) to enable the Relevant Designated Representative to take such action.

(f) After the commencement of an Insolvency or Liquidation Proceeding, the Secured Parties shall retain rights to vote and otherwise act in respect of any proposal put to the vote by or under the supervision of any judicial or supervisory authority in respect of any insolvency, pre-insolvency or rehabilitation or similar proceeding relating to any Grantor.

ARTICLE VII

Senior Secured Parties Enforcement

Section 7.01. Agreement Among Senior Secured Parties to Coordinate Enforcement. Each Senior Secured Party and each Senior Representative, solely as among themselves in such capacity and solely for their mutual benefit, hereby agrees that the Designated Senior Representative shall have the sole right and power, as among the Senior Representatives and the Senior Secured Parties, to take and direct any right or remedy or release with respect to Shared Collateral in accordance with the terms of this Agreement and each Senior Debt Document. Subject to the provisions of this Section 7.01, it is hereby agreed that the Designated Senior Representative shall only take, direct or exercise any right or remedy with respect to Shared Collateral on the instructions of the Required Senior Creditors. Each Senior Representative (for itself and on behalf of the Senior Secured Parties it represents) and each other Senior Secured Party (which in each case is not the Designated Senior Representative) hereby irrevocably appoints the Designated Senior Representative and any officer or agent of the Designated Senior Representative, which appointment is coupled with full irrevocable power and authority in the place and stead of such Senior Representative or Senior Secured Party, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Senior Debt Document and the execution of releases in connection therewith.

Section 7.02. Additional Agreements Among Senior Secured Parties. Each Senior Representative and each Senior Secured Party, solely as among themselves in such capacity, further agrees:

(a) The Designated Senior Representative will not have any fiduciary duties nor will it have responsibilities or obligations to the Senior Secured Parties other than those expressly assumed by it in this Agreement and the other Senior Debt Documents. The Designated Senior Representative will not be required to take any action that is contrary to applicable Requirements of Laws or any provision of this Agreement.

(b) The Designated Senior Representative may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

(c) The Designated Senior Representative may at any time solicit written instructions from the Required Senior Creditors as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its rights or obligations under this Agreement or the other Senior Debt Documents. No written direction given to the Designated Senior Representative that in the sole judgment of the Designated Senior Representative imposes, is inconsistent with other written direction it has received or purports to impose or could reasonably be expected to impose upon the Designated Senior Representative any obligation or liability not set forth in or arising under this Agreement and the other Senior Debt Documents will be binding upon the Designated Senior Representative unless the Designated Senior Representative elects, at its sole option, to accept such direction. So long as the Discharge of Senior Obligations has not occurred, the Designated Senior Representative shall not be obligated to take instructions from any Persons other than the Required Senior Creditors. The Designated Senior Representative shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers that it is requested to exercise in writing by the Required Senior Creditors. The Designated Senior Representative shall not be required to take any action that in its opinion, or in the opinion of its counsel, may expose the Designated Senior Representative to any liability or that is contrary to any Senior Debt Document or any applicable Requirements of Laws.

(d) The Designated Senior Representative will not be responsible or liable to any Secured Party for any action taken or omitted to be taken by it hereunder or under any other Senior Debt Document, except for its own gross negligence or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(e) The Designated Senior Representative may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by any Grantor in compliance with the provisions of this Agreement or delivered to it by any Senior Secured Party for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Designated Senior Representative may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Senior Debt Documents has been duly authorized to do so. To the extent an officers’ certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the Designated Senior Representative in respect of any matter, the Designated Senior Representative may rely conclusively on the officers’ certificate or opinion of counsel as to such matter and such officers’ certificate or opinion of counsel shall be full warranty and protection to the Designated Senior Representative for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Senior Debt Documents.

(f) The Designated Senior Representative will not be required to inquire as to the occurrence or absence of any Event of Default (or like term) as defined in any Senior Debt Document or Second Priority Debt Document, and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any such Event of Default unless and until it is directed to do so by the Required Senior Creditors.

(g) The Designated Senior Representative will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

(h) As among the Senior Secured Parties, in the event of any conflict between this Agreement and the First Lien Intercreditor Agreement (if entered into), the First Lien Intercreditor Agreement (if entered into) shall govern and control. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the Collateral Documents resulting in adverse claims being made in connection with Shared Collateral held by the Designated Senior Representative and the terms of this Agreement or any of the Collateral Documents do not unambiguously mandate the action the Designated Senior Representative is to take or not to take in connection therewith under the circumstances then existing, or the Designated Senior Representative is in doubt as to what action it is required to take or not to take hereunder or under the Collateral Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

(i) Notwithstanding anything to the contrary contained herein: (i) each of the parties thereto will remain liable under each of the Senior Debt Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Designated Senior Representative of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Senior Debt Documents; and (iii) the Designated Senior Representative will not be obligated to perform any of the obligations or duties of any of the parties thereunder other than those of (x) the Designated Senior Representative in its capacity as Senior Representative under the relevant Senior Debt Document and (y) the Designated Senior Representative in the applicable First Lien Intercreditor Agreement.

ARTICLE VIII

Insolvency or Liquidation Proceedings.

Section 8.01. Financing Issues. Until the Discharge of Senior Obligations has occurred, if any Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any Senior Representative or any Senior Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral or to consent (or not object) to any Borrower’s or any other Grantor’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any other provision of any other Debtor Relief Law (“DIP Financing”), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, agrees that it will raise no objection to and will not otherwise contest (a) such sale, use or lease of such cash or other collateral, unless a Senior Representative or any other Senior Secured Party shall oppose or object to such use of cash collateral (in which case, no Second Priority Representative nor any other Second Priority Debt Party shall seek any relief in connection therewith that is inconsistent with the relief being sought by the Senior Secured Parties); (b) any DIP Financing that does not exceed the DIP Consent Limit, (except to the extent permitted below) or unless a Senior Representative or any other Senior Secured Party shall oppose or object to such DIP Financing (provided that the foregoing shall not prevent the Second Priority Debt Parties from proposing any other DIP Financing to any Grantors or to a court of competent jurisdiction), and, except to the extent permitted by the proviso in clause (ii) of Section 3.01(a) and Section 8.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Priority Debt are so subordinated to Liens securing Senior Obligations under this Agreement, (y) any adequate protection Liens provided to the Senior Secured Parties, and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the Senior Representatives in their reasonable discretion; (c) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Representative or any other Senior Secured Party; (d) any exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral under Section 363(k) of the Bankruptcy Code or any other provision of any other Debtor Relief Law; provided that the Second Priority Representative and the Second Priority Debt Parties shall not be deemed to have waived any right to bid in connection with such dispositions, and shall not be deemed to have waived their rights to credit bid on the Shared Collateral in any such disposition in accordance with Section 363(k) of the Bankruptcy Code (or similar Debtor Relief Law), in each case so long as the proceeds of such bid are sufficient for, and applied to, the Discharge of Senior Obligations in their entirety in accordance with the terms of the Senior Debt Documents; (e) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral; or (f) any order relating to a sale or other disposition of assets of any Grantor to which any Senior Representative has consented or not objected that provides, to the extent such sale or other disposition is to be free and clear of Liens, that the Liens securing the Senior Obligations and the Second Priority Debt will attach to the proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Obligations rank to the Liens on the Shared Collateral securing the Second Priority Debt pursuant to this Agreement. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, agrees that written notice received five (5) days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice.

Section 8.02. Relief from the Automatic Stay. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Representative; except, if the Designated Senior Representative, on behalf of itself and the Senior Secured Parties, seeks relief from the automatic stay to exercise its rights against the Shared Collateral under and in accordance with this Agreement, then the Designated Second Priority Representative, on behalf of itself and the Second Priority Debt Parties, may seek limited relief from the automatic stay to preserve its right, subject to Article III, to receive proceeds of Shared Collateral payable to it and the Second Priority Debt Parties under and in accordance with this Agreement. Nothing herein shall prohibit the Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, from objecting to or contesting any relief sought by the Borrower, any Grantor, the Senior Representative, or the Senior Secured Parties, that is prohibited by the express terms of this Agreement.

Section 8.03. Adequate Protection. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party under its Second Priority Financing Agreement, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (i) any request by any Senior Representative or any Senior Secured Parties for adequate protection, (ii) any objection by any Senior Representative or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Representative’s or Senior Secured Party’s claiming a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts of any Senior Representative or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or any other provision of any other Debtor Relief Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Shared Collateral under Section 506(c) of the Bankruptcy Code or any other provision of any other Debtor Relief Law. Notwithstanding anything contained in this Section 8.03 or in Section 8.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional Liens or collateral, replacement Liens or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any other provision of any other Debtor Relief Law, then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, may seek or request adequate protection in the form of such additional Liens or collateral, replacement Liens or superpriority claim, which Liens or superpriority claim is subordinated to the Liens securing all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Second Priority Debt are so subordinated to the Liens securing Senior Obligations under this Agreement and each Senior Representative agrees that it will not object to or contest, or support any other Person objecting to or contesting, such request for adequate protection by any Second Priority Representative permitted pursuant to this clause (i), (ii) in the event any Second Priority Representative, for itself and on behalf of the Second Priority Debt Parties represented by it, seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a Lien on additional or replacement collateral, then such Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, agrees that each Senior Representative, for itself and on behalf of the Senior Secured Parties, shall also be granted a senior Lien on such additional or replacement collateral as security for the Senior Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Second Priority Debt shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt are so subordinated to such Liens securing Senior Obligations under this Agreement (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Second Priority Debt Parties shall be subject to Section 4.02 in the same manner and extent as if such adequate protection had been granted to the Senior Secured Parties), (iii) in the event any Second Priority Representative, for itself and on behalf of the Second Priority Debt Parties represented by it, seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then such Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, agrees that each Senior Representative shall also be granted adequate protection in the form of a superpriority claim, and that the superpriority claim of the Second Priority Debt Parties shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing the Second Priority Debt are so subordinated to such Liens securing Senior Obligations under this Agreement (and, to the extent the Senior Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Priority Debt Party pursuant to or as a result of any such superpriority claim so granted to the Second Priority Debt Parties shall be subject to Section 4.02 in the same manner and extent as if such adequate protection had been granted to the Senior Secured Parties) and (iv) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of payment of interest, fees, expenses or other amounts of any Senior Representative or any other Senior Secured Party, then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, may seek or request such similar adequate protection and each Senior Reprsentative agrees that it will not object to or contest, or support any other Person objecting to or contesting, such request for adequate protection by any Second Priority Representative permitted pursuant to this clause (iv). For purposes of any of the foregoing terms requiring subordination of superpriority claims of any Second Priority Representative or Second Priority Debt Party, any such superpriority right shall be treated as a Lien, and any payment in respect thereof shall be treated as proceeds of Shared Collateral).

Section 8.04. Preference Issues. If any Senior Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of any Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 8.05. Post-Petition Interest.

(a) Neither the Designated Second Priority Representative nor any Second Priority Debt Party shall oppose or seek to challenge any claim by the Designated Senior Representative or any Senior Secured Party for allowance in any Insolvency or Liquidation Proceeding of Senior Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any Shared Collateral securing the Senior Obligations without regard to the existence of the Lien securing the Second Priority Debt.

(b) Neither the Designated Senior Representative nor any Senior Secured Party shall oppose or seek to challenge any claim by the Designated Second Priority Representative or any Second Priority Debt Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Debt consisting of post-petition interest, fees or expenses to the extent of the value of any Shared Collateral securing the Second Priority Debt after taking into account the amount of the Senior Obligations.

Section 8.06. Separate Grants of Security and Separate Classifications. The Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Collateral Documents and the Second Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Second Priority Debt is fundamentally different from the Senior Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. The Senior Representatives, on behalf of the Senior Secured Parties represented by it, and the Second Priority Representatives, on behalf of the Second Priority Debt Parties represented by it, agree that, without the written consent of all of them, none will seek to vote any claims of the Senior Secured Parties as a single class of claims with any claims of the Second Priority Debt Parties in respect of the Shared Collateral. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Secured Parties and the Second Priority Debt Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral, with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Debt Parties), the Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest (whether or not allowed or allowable) before any distribution from the Shared Collateral is made in respect of the Second Priority Debt, and each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, hereby acknowledges and agrees to turn over to the Designated Senior Representative amounts otherwise received or receivable by them from the

Shared Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Debt Parties. For the avoidance of doubt, nothing in the foregoing shall prevent or prohibit (i) claims of the Second Priority Debt Parties from voting as a single class or (ii) claims of the Senior Secured Parties voting as a single class.

Section 8.07. No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Representative or any other Senior Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Debt Party, including the seeking by any Second Priority Debt Party of adequate protection or the assertion by any Second Priority Debt Party of any of its rights and remedies under the Second Priority Debt Documents or otherwise.

Section 8.08. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any other provision of any other Debtor Relief Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 8.09. Other Matters. To the extent that any Second Priority Representative or any Second Priority Debt Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any other provision of any other Debtor Relief Law with respect to any of the Shared Collateral, such Second Priority Representative, on behalf of itself and each Second Priority Debt Party under its Second Priority Financing Agreement, or such Second Priority Debt Party agrees not to assert any such rights without the prior written consent of each Senior Representative, provided that if requested by any Senior Representative, such Second Priority Representative shall timely exercise such rights in the manner requested by Senior Representatives (acting unanimously), including any rights to payments in respect of such rights.

Section 8.10. 506(c) Claims. Until the Discharge of Senior Obligations has occurred, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party represented by it, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any other provision of any other Debtor Relief Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

Section 8.11. Reorganization Securities; Plan of Reorganization.

(a) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or other dispositive restructuring plan, on account of both the

Senior Obligations and the Second Priority Debt, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Second Priority Debt are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b) No Second Priority Debt Party (whether in the capacity of a secured creditor or an unsecured creditor) shall propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of the Designated Senior Representative or to the extent any such plan is proposed or supported by the number of Senior Secured Parties required under Section 1126(c) of the Bankruptcy Code (any such plan, a “Qualified Plan”).

Section 8.12. Section 1111(b) of the Bankruptcy Code. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, shall not object to, oppose, support any objection to, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. Each Second Priority Representative, for itself and on behalf of each Second Priority Debt Party represented by it, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code.

ARTICLE IX

Reliance; Etc.

Section 9.01. Reliance. All loans and other extensions of credit made, reaffirmed or deemed made prior to or on and after the date hereof by the Senior Secured Parties to any Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party represented by it, acknowledges that it and such Second Priority Debt Parties have, independently and without reliance on any Senior Representative or other Senior Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Second Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decisions in taking or not taking any action under the Second Priority Debt Documents or this Agreement; provided that, nothing in this Section 9.01 shall give rise to any duty on the part of the Collateral Trustee to make any credit decisions beyond that which may be required under the Second Priority Debt Documents.

Section 9.02. No Warranties or Liability. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party represented by it, acknowledges and agrees that neither any Senior Representative nor any other Senior Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any

Liens thereon. The Senior Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Representatives and the Second Priority Debt Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Representative nor any other Senior Secured Party shall have any duty to any Second Priority Representative or Second Priority Debt Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with any Borrower or any Subsidiary (including the Second Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Obligations, the Second Priority Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

Section 9.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Debt Document or any Second Priority Debt Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Second Priority Debt, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other Senior Debt Document or of the terms of the Second Priority Financing Agreement or any other Second Priority Debt Document;

(c) any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Second Priority Debt or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Borrower or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to (i) any Borrower or any other Grantor in respect of the Senior Obligations (other than the Discharge of Senior Obligations subject to Section 5.06 and Section 8.04) or (ii) any Second Priority Representative or Second Priority Debt Party in respect of this Agreement.

ARTICLE X

Non-Cash Recoveries

Section 10.01. Non-Cash Recoveries. To the extent the Relevant Designated Representative receives or recovers any Non-Cash Recoveries, it may (acting on the instructions of (x) so long as the Discharge of Senior Obligations has not occurred, the Required Senior Creditors or (y) after the Discharge of Senior Obligations, the Required Second Priority Creditors) or pursuant to the Collateral Trust Agreement if all Second Priority Debt is subject to the Collateral Trust Agreement) but without prejudice to its ability to exercise discretion under Section 4.02:

(a) distribute those Non-Cash Recoveries pursuant to Section 4.01 as if they were cash proceeds;

(b) hold, manage, exploit, collect, realize and dispose of those Non-Cash Recoveries; and

(c) hold, manage, exploit, collect, realize and distribute any resulting cash proceeds.

Section 10.02. Cash Value of Non-Cash Recoveries.

(a) The cash value of any Non-Cash Recoveries shall be determined by reference to a valuation obtained by the Relevant Designated Representative from a Financial Advisor appointed by the Relevant Designated Representative pursuant to Section 5.10.

(b) If any Non-Cash Recoveries are distributed pursuant to Section 4.01, the extent to which such distribution is treated as discharging the Secured Obligations shall be determined by reference to the cash value of those Non-Cash Recoveries determined pursuant to paragraph (a) above.

Section 10.03. Relevant Designated Representative and Non-Cash Recoveries.

(a) Subject to paragraph (b) below and to Section 10.04, if, pursuant to Section 4.01, the Relevant Designated Representative receives Non-Cash Recoveries for application towards the discharge of any Senior Obligations, the Relevant Designated Representative shall apply those Non-Cash Recoveries in accordance with the Senior Debt Documents as if they were cash proceeds.

(b) The Relevant Designated Representative may (i) use any reasonably suitable method of distribution, as it may determine in its discretion, to distribute those Non-Cash Recoveries in the order of priority that would apply under the Senior Debt Documents if those Non-Cash Recoveries were cash proceeds, (ii) hold any Non-Cash Recoveries through another person and (iii) hold any amount of Non-Cash Recoveries for so long as the Relevant Designated Representative shall think fit for later application pursuant to paragraph (a) above.

Section 10.04. Alternative to Non-Cash Consideration.

(a) If any Non-Cash Recoveries are to be distributed pursuant to Section 4.01, the Relevant Designated Representative shall (prior to that distribution and taking into account the Senior Obligations then outstanding and the cash value of those Non-Cash Recoveries) notify the Representatives of the Secured Parties entitled to receive those Non-Cash Recoveries pursuant to that distribution (the “Entitled Creditors”).

(b) If (i) it would be unlawful for an Entitled Creditor to receive such Non-Cash Recoveries (or it would otherwise conflict with that Entitled Creditor’s constitutional documents for it to do so) and (ii) that Entitled Creditor promptly so notifies the Relevant Designated Representative and supplies such supporting evidence as the Relevant Designated Representative may reasonably require, that Secured Party shall be a “Cash Only Creditor” and the Non-Cash Recoveries to which it is entitled shall be “Retained Non-Cash”.

(c) To the extent that, in relation to any distribution of Non-Cash Recoveries, there is a Cash Only Creditor, the Relevant Designated Representative shall not distribute any Retained Non-Cash to such Cash Only Creditor (or to the relevant Representative on behalf of such Cash Only Creditor) but shall otherwise treat the Non-Cash Recoveries in accordance with this Agreement;

(d) Subject to Section 10.05, the Relevant Designated Representative shall hold any Retained Non-Cash and shall, acting on the instructions of the Cash Only Creditor entitled to it, manage, exploit, collect, realize and dispose of that Retained Non-Cash for cash consideration and shall distribute any cash proceeds of that Retained Non-Cash to that Cash Only Creditor in accordance with Section 4.01.

(e) On any such distribution of cash proceeds which are attributable to a disposal of any Retained Non-Cash, the extent to which such distribution is treated as discharging the Secured Obligations due to the relevant Cash Only Creditor shall be determined by reference to (i) the valuation which determined the extent to which the distribution of the Non-Cash Recoveries to the other Entitled Creditors discharged the Secured Obligations due to those Entitled Creditors and (ii) the Retained Non-Cash to which those cash proceeds are attributable.

(f) Each Secured Party shall, following a request by the Relevant Designated Representative, notify the Relevant Designated Representative of the extent to which paragraph (b)(i) above would apply to it in relation to any distribution or proposed distribution of Non-Cash Recoveries.

Section 10.05. Relevant Designated Representative Protection.

(a) No transfer, sale or other disposal of Shared Collateral pursuant to Section 5.01(a) may be made in whole or part for Non-Cash Consideration if the Relevant Designated Representative has reasonable grounds for believing that the Relevant Designated Representative receiving, distributing, holding, managing, exploiting, collecting, realizing or disposing of that Non-Cash Consideration would have an adverse effect on it.

(b) If Non-Cash Consideration is distributed to the Relevant Designated Representative pursuant to Section 4.02 the Relevant Designated Representative may, at any

time after notifying the Secured Parties entitled to that Non-Cash Consideration and notwithstanding any instruction from a Secured Party or group of Secured Parties pursuant to the terms of any Debt Document, immediately realize and dispose of that Non-Cash Consideration for cash consideration (and distribute any Cash proceeds of that Non-Cash Consideration to the relevant Secured Party in accordance with Section 4.01) if the Relevant Designated Representative has reasonable grounds for believing that holding, managing, exploiting or collecting that Non-Cash Consideration would have an adverse effect on it.

(c) If the Relevant Designated Representative holds Retained Non-Cash for a Cash Only Creditor (each as defined in Section 10.04) the Relevant Designated Representative may at any time, after notifying that Cash Only Creditor and notwithstanding any instruction from a Secured Party or group of Secured Parties pursuant to the terms of any Debt Document, immediately realize and dispose of that Retained Non-Cash for cash consideration (and distribute any Cash proceeds of that Retained Non-Cash to that Cash Only Creditor in accordance with Section 4.01) if the Relevant Designated Representative has reasonable grounds for believing that holding, managing, exploiting or collecting that Retained Non-Cash would have an adverse effect on it.

ARTICLE XI

Equalization

Section 11.01. Equalization Definitions. For the purposes of this Article XI:

(a) “Enforcement Date” means the first date (if any) on which a Senior Secured Party takes enforcement action of the type described in clauses (a)(i), (a)(iii) and (a)(iv) of the definition of “Enforcement Action” in accordance with the terms of this Agreement.

(b) “Exposure” means in relation to a Senior Secured Party, the aggregate amount of its First Lien Obligations Amount outstanding under the Senior Debt Documents at the Enforcement Date (assuming all contingent liabilities which have become actual liabilities since the Enforcement Date to have been actual liabilities at the Enforcement Date (but not including, for these purposes only, any interest that would have accrued from the Enforcement Date to the date of actual maturity in respect of those liabilities)) together with the aggregate amount of all accrued interest, fees and commission owed to it under the First Lien Credit Agreement or any Additional Senior Debt Document.

Section 11.02. Implementation of Equalization.

(a) The provisions of this Article XI shall be applied at such time or times after the Enforcement Date as the Relevant Designated Representative shall consider appropriate.

(b) Without prejudice to the generality of paragraph (a) above, if the provisions of this Article XI have been applied before all the Secured Obligations have matured and/or been finally quantified, the Relevant Designated Representative may elect to re-apply those provisions on the basis of revised Exposures and the Senior Secured Parties shall make appropriate adjustment payments amongst themselves.

Section 11.03. Equalization. If, for any reason, any Senior Obligations remain unpaid after the Enforcement Date and the resulting losses are not borne by the Senior Secured Parties in the proportions which their respective Exposures at the Enforcement Date bore to the aggregate Exposures of all the Senior Secured Parties at the Enforcement Date, the Senior Secured Parties will make such payments amongst themselves as the First Lien Collateral Agent shall require to put the Senior Secured Parties in such a position that (after taking into account such payments) those losses are borne in those proportions.

Section 11.04. Notification of Exposure. Before each occasion on which it intends to implement the provisions of this Article XI, the Relevant Designated Representative shall send notice to the Senior Secured Parties requesting that it notify the Relevant Designated Representative of, respectively, its Exposure and that of each Senior Secured Party (if any).

ARTICLE XII

Miscellaneous

Section 12.01. Conflicts. Subject to Section 12.22, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Debt Document or any Second Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the relative rights and obligations of the Senior Representatives and the Senior Secured Parties (as amongst themselves) with respect to any Senior Collateral shall be governed by the terms of any First Lien Intercreditor Agreement and in the event of any conflict between any First Lien Intercreditor Agreement and this Agreement as to such relative rights and obligations, the provisions of any First Lien Intercreditor Agreement shall control.

Section 12.02. Continuing Nature of this Agreement; Severability. Subject to Section 8.04, this Agreement shall continue to be effective until the Discharge of Senior Obligations shall have occurred. This is a continuing agreement of Lien subordination and the other matters addressed herein, and the Senior Secured Parties may continue, at any time and without notice to the Second Priority Representatives or any Second Priority Debt Party to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers or any Subsidiary constituting Senior Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 12.03. Amendments; Waivers.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Subject to Section 12.03(a) of this Agreement, this Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires any Borrower’s consent or which increases the obligations or reduces the rights of, or otherwise adversely affects, any Borrower or any other Guarantor, shall require the consent of the Borrowers. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Secured Parties and the Second Priority Debt Parties and their respective successors and assigns. Notwithstanding the provisions of any other Senior Debt Document or Second Priority Debt Document, each Representative may, (and with respect to any amendment or modification which by the terms of this Agreement requires any Borrower’s consent or which increases the obligations or reduces the rights of any Borrower or any Guarantor, with the consent of the Borrowers), make any amendments, restatements, amendment and restatements, supplements or other modifications to this Agreement to correct any ambiguity, defect or inconsistency contained herein without the consent of any other Person.

(c) Notwithstanding the foregoing, without the consent of any Secured Party (and with respect to any amendment or modification which by the terms of this Agreement requires any Borrower’s consent or which increases the obligations or reduces the rights of any Borrower or any Guarantor, with the consent of the Borrowers), any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 12.09 of this Agreement and upon such execution and delivery, such Representative and the Senior Secured Parties and Senior Obligations or Second Priority Debt of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

Section 12.04. Information Concerning Financial Condition of the Borrowers and the Subsidiaries. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrowers and the Subsidiaries and all endorsers or guarantors of the Senior Obligations or the Second Priority Debt and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt; provided, however, that nothing in this Agreement shall impose a duty on the Trustee or the Collateral Trustee to keep itself informed of the financial condition of the Borrowers and the Subsidiaries or other circumstances bearing upon the risk of nonpayment of the Senior Obligations or the Second Priority Debt beyond that which may be required pursuant to the Second Priority Debt Documents. The Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Representative, any Senior

Secured Party, any Second Priority Representative and any Second Priority Debt Party in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives, and the Second Priority Debt Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

Section 12.05. Subrogation. Each Second Priority Representative, on behalf of itself and each Second Priority Debt Party represented by it, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred.

Section 12.06. Application of Payments. Except as otherwise provided herein and subject always to Section 4.01, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Second Priority Representative, on behalf of itself and each Second Priority Debt Party represented by it, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 12.07. Additional Grantors. The Borrowers agree that, if any Subsidiary shall become and remains a Grantor after the date hereof, unless otherwise agreed by the Relevant Designated Representative (acting reasonably), it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I (with such amendments as may be required to ensure that becoming party hereto would not cause such Grantor to breach any applicable Requirements of Law or present a material risk of personal or criminal liability for any Parent Guarantor or any of their respective Subsidiaries and/or its officers or directors, or conflict with their fiduciary or statutory duties) (an “Additional Grantor Joinder Agreement”). Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Second Priority Representative and the Designated Senior Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 12.08. Dealings with Grantors. Upon any application or demand by any Borrower or any Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), at the request of such Representative, such Borrower or such Grantor, as appropriate, shall furnish to such Representative a certificate of an Authorized Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

Section 12.09. Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the then extant Senior Debt Documents and Second Priority Debt Documents, any Borrower may incur or issue and sell one or more series or classes of Second Priority Debt and one or more series or classes of Additional Senior Debt. Any Additional Second Priority Debt may be secured by a second priority, subordinated Lien on Shared Collateral, in each case under and pursuant to the relevant Second Priority Collateral Documents for such Additional Second Priority Debt, if and subject to the condition that the Representative of any such Additional Second Priority Debt , acting on behalf of the holders of such Additional Second Priority Debt (such Representative and holders in respect of any Additional Second Priority Debt being referred to as the “Additional Second Priority Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph. Any Additional Senior Debt may be secured by a senior Lien on Shared Collateral, in each case under and pursuant to the relevant Senior Collateral Documents, if and subject to the condition that the Representative of any such Additional Senior Debt, acting on behalf of the holders of such Additional Senior Debt Parties, becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iii), as applicable, of the immediately succeeding paragraph. In order for a Representative to become a party to this Agreement:

(i) such Representative shall have executed and delivered a Joinder Agreement substantially in the form of Annex II (with such changes as may be reasonably approved by the Designated Senior Representative and such Representative) pursuant to which it becomes a Representative hereunder, and the Additional Second Priority Debt or Additional Senior Debt, as the case may be, in respect of which such Representative is the Representative constitutes Additional Senior Debt or Additional Second Priority Debt, as applicable, and the related Additional Second Priority Debt Parties or Additional Senior Debt Parties, as applicable, become subject hereto and bound hereby as Additional Senior Debt Parties or Second Priority Debt Parties, as applicable;

(ii) any Borrower (a) shall have delivered to the Designated Senior Representative an Officer’s Certificate identifying the obligations to be designated as Additional Senior Debt or Additional Second Priority Debt, as applicable, and the initial aggregate principal amount or face amount thereof and certifying that such obligations are permitted to be incurred and secured (I) in the case of Additional Senior Debt, on a senior basis under each of the Senior Debt Documents and (II) in the case of Additional Second Priority Debt, on a junior basis under each of the Additional Second Priority Debt Documents and (b) if requested, shall have delivered true and complete copies of each of the Additional Second Priority Debt Documents or Additional Senior Debt Documents, as applicable, relating to such Additional Senior Debt or Additional Second Priority Debt, certified as being true and correct by an authorized officer of such Borrower; and

(iii) the Additional Second Priority Debt Documents or Additional Senior Debt Documents, as applicable, relating to such Additional Second Priority Debt or Additional Senior Debt shall provide that each Additional Second Priority Debt Party or Additional Senior Debt Party, as applicable, with respect to such Additional Second Priority Debt or Additional Senior Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Second Priority Debt or Additional Senior Debt.

Section 12.10. Refinancings. The Senior Obligations and Second Priority Debt may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Senior Debt Document or any Second Priority Debt Document) of any Senior Representative or any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof. Second Priority Representative hereby agrees that at the request of the Borrowers in connection with refinancing or replacement of Senior Obligations (“Replacement Senior Obligations”) it will enter into an agreement in form and substance reasonably acceptable to the Second Priority Representative with the agent for the Replacement Senior Obligations containing terms and conditions substantially similar to the terms and conditions of this Agreement.

Section 12.11. [Reserved]

Section 12.12. [Reserved.]

Section 12.13. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(a) if to any Borrower, Guarantor or any Grantor, to Toys “R” Us, Inc., at its address at:

c/o Toys “R” Us, Inc.

One Geoffrey Way

Wayne, NJ 07470

Fax No.: (973) 617-4005

Attention: Chief Financial Officer and General Counsel

(b) if to the First Lien Collateral Agent, to it at:

Deutsche Bank AG New York Branch

60 Wall Street

New York, New York 10005

Attention: Dusan Lazarov

Facsimile number (212) 797-5695

(c) if to the Second Priority Representative, to it at:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, Minnesota 55402

Attn: TRU Taj Secured Notes Administrator

Facsimile number (612) 217-5651

(d) if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 12.09;

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 12.14. Further Assurances. Each Senior Representative, on behalf of itself and each Senior Secured Party under the Additional Senior Debt Facility for which it is acting and the Second Priority Representative, on behalf of itself, and each Second Priority Debt Party under its Second Priority Financing Agreement agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 12.15. Governing Law; Waiver of Jury Trial.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 12.16. Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Representatives, the Senior Secured Parties, the Second Priority Representative, the Second Priority Debt Parties, the Borrowers, the other Grantors party hereto and their respective successors and permitted assigns.

Section 12.17. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Section 12.18. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic transmission, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 12.19. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Collateral Agent represents and warrants that this Agreement is binding upon the Senior Secured Parties. The Designated Second Priority Representative and each Second Priority Representative represent and warrant that this Agreement is binding upon the Second Priority Debt Parties.

Section 12.20. No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Representatives, the Senior Secured Parties, the Second Priority Representatives and the Second Priority Debt Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights, other than with respect to any Guarantor, any provision hereof expressly preserving any right of, or directly affecting, any such Person under this Agreement or any Secured Debt Document. Nothing in this Agreement is intended to or shall impair the obligations of any Borrower or any other Grantor, which are absolute and unconditional, to pay the Senior Obligations and the Second Priority Debt as and when the same shall become due and payable in accordance with their terms.

Section 12.21. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto.

Section 12.22. Collateral Agent, Collateral Trustee and Representative. It is understood and agreed that the First Lien Collateral Agent is entering into this Agreement in its capacity as administrative agent and collateral agent for the Senior Secured Parties under the First Lien Credit Agreement and the provisions of Section 12 of the First Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the First Lien Collateral Agent hereunder. It is understood and agreed that the Collateral Trustee is entering into this Agreement in its capacity as collateral trustee for the Second Priority Debt Parties that it represents pursuant to the Collateral Trust Agreement and the provisions of Article 5 of the Collateral Trust Agreement applicable to the Collateral Trustee thereunder shall also apply to the Collateral Trustee hereunder. Notwithstanding anything to the contrary contained herein, in no event shall the Relevant Designated Representative, the First Lien Collateral Agent or the Designated Second Priority Representative be required to take any action hereunder to the extent that Relevant Designated Representative, the First Lien Collateral Agent or the Designated Second Priority Representative, as applicable, deems itself insufficiently indemnified by the parties hereto, unless the Relevant Designated Representative, the First Lien Collateral Agent or the Designated Second Priority Representative, as applicable, shall have received such reasonably requested additional written indemnification from the Secured Parties as each such Person may reasonably request.

Section 12.23. [Reserved.].

Section 12.24. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.01(a), Section 5.01(d) or Section 5.03(d)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the First Lien Credit Agreement, any other Senior Debt Document or any Second Priority Debt Documents, (b) change the relative priorities of the Senior Obligations or the Liens granted under the Senior Collateral Documents on the Shared Collateral (or any other assets) as among the Senior Secured Parties, (c) otherwise change the relative rights of the Senior Secured Parties in respect of the Shared Collateral as among such Senior Secured Parties or (d) obligate any Borrower or any Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the First Lien Credit Agreement, any other Senior Debt Document or any Second Priority Debt Document.

Section 12.25. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

DEUTSCHE BANK AG NEW YORK BRANCH,
as First Lien Collateral Agent

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Collateral Trustee and Second Priority Representative

By:	/s/ Hallie E. Field
	Name:	Hallie E. Field
	Title:	Assistant Vice President

TRU EUROPE LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU IBERIA HOLDINGS 1, S.L.U.,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU AUSTRALIA HOLDINGS, LLC,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Vice President – International Controller

TOYS “R” US (UK) LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US GMBH,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US IBERIA, S.A.U.,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US (AUSTRALIA) PTY LTD,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (UK) H7 LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (UK) H8 LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US HOLDINGS LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US PROPERTIES LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TOYS “R” US FINANCIAL SERVICES LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (UK) H4 LIMITED,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (FRANCE) FINANCE LTD.,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (FRANCE) HOLDINGS LTD.,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU IBERIA HOLDINGS 2, S.L.U.,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU (BVI) FINANCE II, LTD.,

By:	/s/ John Gregory
	Name:	John Gregory
	Title:	Director

TOYS “R” US SARL

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	gérant (legal representative)

TRU (UK) H6, LLC,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Vice President – International Controller

BABIES “R” US (AUSTRALIA) PTY LTD,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

TRU GLOBAL IMPORTS B.V.,

By:	/s/ Robert S. Zarra
	Name:	Robert S. Zarra
	Title:	Director

ANNEX I

SUPPLEMENT NO [                    ], dated as of [            ], 20[    ] to the INTERCREDITOR AGREEMENT, dated as of August 16, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Intercreditor Agreement”), among Deutsche Bank AG New York Branch, as Representative for the Senior Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee, as Second Priority Representative for the Second Priority Debt Parties that it represents (in such capacity and together with its successors in such capacity, the “Second Priority Representative”), and acknowledged and agreed to by TRU Europe Limited (the “European Parent Guarantor”), TRU Iberia Holdings 1, S.L.U. (formerly known as Nutley, S.L.U.) (the “Spanish Parent Guarantor”), TRU Australia Holdings, LLC (the “Australian Parent Guarantor”), Toys “R” Us (UK) Limited (the “UK Holdco”), Toys “R” Us Limited (“Toys UK” and together with the UK Holdco, the “U.K. Borrowers”), Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026) (the “Australian Borrower”), Toys “R” Us GmbH (the “German Borrower”), Toys “R” Us Iberia, S.A.U. (the “Spanish Borrower” and, together with the U.K. Borrowers, the Australian Borrower and the German Borrower, and any entity that becomes a borrower pursuant to Section 9.13(c), collectively, the “Borrowers”, and individually, a “Borrower”), TRU (UK) H7 Limited (“Midco1”), TRU (UK) H8 Limited (“Midco2”), Toys “R” Us Holdings Limited (“TRU Holdings”), Toys “R” Us Financial Services Limited (“TRU Financial Services”), Toys “R” Us Properties Limited (“TRU Properties”), TRU (UK) H4 Limited (“TRU H4”), TRU (France) Finance Ltd. (“TRU France Finance”), TRU (France) Holdings Ltd. (“TRU France Holdings” and, together with the European Parent Guarantor, Midco1, Midco2, the Australian Parent Guarantor, TRU Holdings, TRU Financial Services, TRU Properties, TRU H4 and TRU France Finance, collectively the “U.K. Guarantors”), Babies “R” Us (Australia) Pty Ltd (ABN 56 073 394 117) (“Babies “R” Us (Australia)”), Toys “R” Us SARL (“Toys SARL”), TRU (BVI) Finance II, Ltd. (the “BVI Guarantor”), TRU (UK) H6, LLC (the “U.S. Guarantor”), TRU Iberia Holdings 2, S.L.U. (formerly known as Avenal Investment, S.L.) (“Midco4”, together with the Spanish Parent Guarantor, the “Spanish Guarantors”) and the other Grantors from time to time party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Grantors have entered into the Intercreditor Agreement. Pursuant to the First Lien Credit Agreement, certain Additional Senior Debt Documents, and certain Second Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Parent Guarantors are required to enter into the Intercreditor Agreement. Section 12.07 of the Intercreditor Agreement provides that such Subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the First Lien Credit Agreement, the Second Priority Debt Documents and the Additional Senior Debt Documents.

Annex I-1

Accordingly, the First Lien Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 12.07 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the First Lien Collateral Agent, the Second Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the First Lien Collateral Agent and the Second Priority Representative shall have each received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 12.13 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of [●] as specified in the Intercreditor Agreement.

SECTION 8. [●] agrees to reimburse the First Lien Collateral Agent and the Second Priority Representative for their reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the First Lien Collateral Agent and the Second Priority Representative to the extent required by the applicable First Lien Credit Agreement Loan Documents or the Second Priority Financing Agreements.

Annex I-2

IN WITNESS WHEREOF, the New Grantor, and the First Lien Collateral Agent have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY GRANTOR]

By:
Name:
Title:

Acknowledged by:

[DEUTSCHE BANK AG NEW YORK BRANCH], as First Lien Collateral Agent

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Priority Representative

By:
Name:
Title:

Annex I-3

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [                    ], dated as of [            ], 20[    ] to the INTERCREDITOR AGREEMENT, dated as of August 16, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement among Deutsche Bank AG New York Branch, as Representative for the Senior Secured Parties (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee, as Second Priority Representative and each Senior Representative from time to time party thereto, and acknowledged and agreed to by TRU Europe Limited (the “European Parent Guarantor”), TRU Iberia Holdings 1, S.L.U. (formerly known as Nutley, S.L.U.) (the “Spanish Parent Guarantor”), TRU Australia Holdings, LLC (the “Australian Parent Guarantor”), Toys “R” Us (UK) Limited (the “UK Holdco”), Toys “R” Us Limited (“Toys UK” and together with the UK Holdco, the “U.K. Borrowers”), Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026) (the “Australian Borrower”), Toys “R” Us GmbH (the “German Borrower”), Toys “R” Us Iberia, S.A.U. (the “Spanish Borrower” and, together with the U.K. Borrowers, the Australian Borrower and the German Borrower, and any entity that becomes a borrower pursuant to Section 9.13(c), collectively, the “Borrowers”, and individually, a “Borrower”), TRU (UK) H7 Limited (“Midco1”), TRU (UK) H8 Limited (“Midco2”), Toys “R” Us Holdings Limited (“TRU Holdings”), Toys “R” Us Financial Services Limited (“TRU Financial Services”), Toys “R” Us Properties Limited (“TRU Properties”), TRU (UK) H4 Limited (“TRU H4”), TRU (France) Finance Ltd. (“TRU France Finance”), TRU (France) Holdings Ltd. (“TRU France Holdings” and, together with the European Parent Guarantor, Midco1, Midco2, the Australian Parent Guarantor, TRU Holdings, TRU Financial Services, TRU Properties, TRU H4 and TRU France Finance, collectively the “U.K. Guarantors”), Babies “R” Us (Australia) Pty Ltd (ABN 56 073 394 117) (“Babies “R” Us (Australia)”), Toys “R” Us SARL (“Toys SARL”), TRU (BVI) Finance II, Ltd. (the “BVI Guarantor”), TRU (UK) H6, LLC (the “U.S. Guarantor”), TRU Iberia Holdings 2, S.L.U. (formerly known as Avenal Investment, S.L.) (“Midco4”, together with the Spanish Parent Guarantor, the “Spanish Guarantors”) and the other Grantors from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. As a condition to the ability of any Borrower to incur [Additional Senior Debt][Additional Second Priority Debt] after the date of the Intercreditor Agreement and to secure such [Additional Senior Debt][Additional Second Priority Debt] with the [Senior Lien][Second Priority Lien] and to have such [Additional Senior Debt][Additional Second Priority Debt] guaranteed by the Grantors, in each case under and pursuant to the [Senior Collateral Documents][Second Priority Collateral Documents] relating thereto, the [Senior Representative][Second Priority Representative] in respect of [Additional Senior Debt][Additional Second Priority Debt] is required to become a Representative under, and such [Additional Senior Debt][Additional Second Priority Debt] and the [Senior Secured Parties][Second Priority Debt Parties] in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 12.09 of the Intercreditor Agreement provides that such [Senior Representative][Second Priority Representative] may become a Representative under, and such [Additional Senior Debt][Additional Second Priority Debt] and the [Senior

Annex II-1

Secured Parties][Second Priority Debt Parties] may become subject to and bound by, the Intercreditor Agreement as [Additional Senior Debt][Additional Second Priority Debt] and [Senior Secured Parties][Second Priority Debt Parties], respectively, pursuant to the execution and delivery by the [Senior Representative][Second Priority Representative] of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 12.09 of the Intercreditor Agreement. The undersigned [Senior Representative][Second Priority Representative] (the “New Representative”) is executing this Representative Supplement in accordance with the requirements of the Senior Debt Documents and the Second Priority Debt Documents.

Accordingly, the First Lien Collateral Agent and the New Representative agree as follows:

SECTION 1. In accordance with Section 12.09 of the Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related [Additional Senior Debt][Second Priority Debt] and [Senior Secured Parties][Second Priority Debt Parties] become subject to and bound by, the Intercreditor Agreement as [Additional Senior Debt][Second Priority Debt] and [Senior Secured Parties][Second Priority Debt Parties], respectively, with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such [Senior Secured Parties][Second Priority Debt Parties], hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a [Senior Representative][Second Priority Representative] and to the [Senior Secured Parties][Second Priority Debt Parties] that it represents as [Senior Secured Parties][Second Priority Debt Parties]. Each reference to a “Representative” or [“Senior Representative”][“Second Priority Representative”] in the Intercreditor Agreement shall be deemed to include the New Representative. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Representative represents and warrants to the First Lien Collateral Agent, the Second Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the [Senior Collateral Documents][Second Priority Collateral Documents] relating to such [Additional Senior Debt][Additional Second Priority Debt] provide that, upon the New Representative’s entry into this Agreement, the [Senior Secured Parties][Second Priority Debt Parties] in respect of such [Additional Senior Debt][Additional Second Priority Debt] will be subject to and bound by the provisions of the Intercreditor Agreement as [Senior Secured Parties][Second Priority Debt Parties].

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the First Lien Collateral Agent and the Second Priority Representative shall have each received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement.

Annex II-2

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 12.13 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. [●] agrees to reimburse the First Lien Collateral Agent and the Second Priority Representative for their reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the First Lien Collateral Agent and the Second Priority Representative to the extent required by the applicable Senior Debt Documents and the Second Priority Financing Agreements.

Annex II-3

IN WITNESS WHEREOF, the New Representative, the First Lien Collateral Agent and the Second Lien Priority Representative have duly executed this Representative Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE],
as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

Attention of:
Telecopy:

[DEUTSCHE BANK AG NEW YORK BRANCH], as First Lien Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee, as Second Priority Representative

By:
Name:
Title:

Annex II-4

Acknowledged by:

[TOYS]

By:
Name:
Title:

Annex II-5